                               LICENSE AGREEMENT

      THIS LICENSE AGREEMENT (this "Agreement") is entered into effective as of 12:01 a.m. Eastern Standard Time on June 8, 2000 (the "Effective Date") between WESTERN SIZZLIN STORES OF VIRGINIA, INC., a Virginia corporation ("Lessee"), and FFCA ACQUISITION CORPORATION, a Delaware corporation ("Lessor").

                             PRELIMINARY STATEMENT

      Lessor and The Western Sizzlin Corporation, a Delaware corporation ("Western Sizzlin"), entered into that certain Master Lease dated as of the Effective Date (the "Master Lease"). Western Sizzlin assigned all of its right, title and interest in the Master Lease to Lessee. Initially capitalized terms not otherwise defined in this Agreement have the meanings set forth in the Master Lease.

      Effective as of May 26, 2000, Quincy's Restaurants, Inc. granted Lessor a non-exclusive license to use the Quincy's trade name in connection with the operation of the Properties. Lessor has the right to assign such license and Lessor has agreed to assign such license to Lessee for use by Lessee at the Properties during the term of the Master Lease.

      Lessor and Lessee desire to set forth their agreement with respect to the assignment by Lessor to Lessee of Lessor's license to use the Quincy's trade name.

                                   AGREEMENT

      1. LICENSE. Effective as of the Effective Date, Lessor assigns to Lessee the following non-exclusive licenses for use by Lessee at the Properties during the term of the Master Lease:

             (i) a non-exclusive license to use the Quincy's trade name, trademarks, service marks and other commercial symbols and applications related to the operation of Quincy's restaurants in connection with the Properties; and

             (ii) a non-exclusive license to use, in connection with the Properties, plans, specifications, business formats, construction plans, inspection and consultation programs, signs, flags, equipment layouts, methods, specifications standards, recipes, confidential information, trade secrets, operating procedures, training programs and materials, guidance policy statements and related materials, designs, advertising, publicity and marketing programs and other materials developed by Quincy's Restaurants, Inc.

      2. WAIVER AND AMENDMENT. No provision of this Agreement shall be deemed waived or amended except by a written instrument unambiguously setting forth the matter waived or amended and signed by the party against which enforcement of such waiver or amendment is sought. Waiver of any matter shall not be deemed a waiver of the same or any other matter on any future occasion.

      3. SUCCESSORS BOUND. The terms, covenants and conditions contained in this Agreement shall bind and inure to the benefit of the respective heirs, successors, executors, administrators and assigns of each of the parties hereto; provided, however, Lessee shall not assign this Agreement without Lessor's prior written consent.

      4. CAPTIONS. Captions are used throughout this Agreement for convenience of reference only and shall not be considered in any manner in the construction or interpretation hereof.

      5. SEVERABILITY. The provisions of this Agreement shall be deemed severable. If any part of this Agreement shall be held unenforceable by any court of competent jurisdiction, the remainder shall remain in full force and effect, and such unenforceable provision shall be reformed by such court so as to give maximum legal effect to the intention of the parties as expressed therein.

      6. OTHER DOCUMENTS. Each of the parties agrees to sign such other and further documents as may be necessary of appropriate to carry out the intentions expressed in this Agreement.

      7. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof, and there are no other representations, warranties or agreements except as herein provided.

      8. CHOICE OF LAW. This Agreement shall be governed by the internal laws of the State of Arizona, without giving effect to its principles of conflicts of law.

      9. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original.

      Lessor and Lessee have entered into this Agreement effective as of the Effective Date.

                                       FFCA ACQUISITION CORPORATION
                                       /s/ Dennis L. Ruben
                                       ---------------------------
                                       Dennis L. Ruben, Esq.
                                       Executive Vice President, General
                                       Counsel and Secretary

                                       WESTERN SIZZLIN STORES OF
                                       VIRGINIA, INC.

                                       By /s/ Victor F. Foti
                                          ------------------------
                                       Printed Name Victor F. Foti
                                                    --------------
                                       Title Pres. & C.E.O.
                                             --------------

                                 MASTER LEASE

      THIS MASTER LEASE (This "Lease") is made and entered into effective as of 12:01 a.m. Eastern Standard Time on June 8, 2000 (the "Effective Time") by and between FFCA ACQUISITION CORPORATION, a Delaware corporation ("Lessor"), and THE WESTERN SIZZLIN CORPORATION, a Delaware corporation ("Lessee").

      1. LEASE OF PROPERTIES. Subject to the terms, conditions, covenants, and restrictions contained in this Lease, Lessor leases to Lessee the parcels of real estate described by address, Lessor Number and Unit Number in Exhibit A attached hereto and legally described in Exhibit A-1 attached hereto, all rights, privileges and appurtenances associated therewith, all buildings, fixtures and other improvements now or hereafter located thereon (whether or not affixed to such real estate), and all of Lessor's right, title and interest in the tangible personal property located thereon (collectively, the "Properties").

      2.     CHARACTERIZATION OF LEASE.  A.  Lessor and Lessee intend that:

             (i) this Lease constitutes a single master lease of all, but not less than all, of the Properties and that Lessor and Lessee have executed and delivered this Lease with the understanding that this Lease constitutes a unitary, unseverable instrument pertaining to all, but not less than all, of the Properties, and that neither this Lease nor the duties, obligations or rights of Lessee may be allocated or otherwise divided among the Properties by Lessee;

             (ii) this Lease is a "true lease" and not a financing lease, capital lease, mortgage, equitable mortgage, deed of trust, trust agreement, security agreement or other financing or trust arrangement, and the economic realities of this Lease are those of a true lease; and

             (iii) the business relationship created by this Lease and any related documents is solely that of a short-term commercial lease between landlord and tenant and has been entered into by both parties in reliance upon the economic and legal bargains contained herein.

      B. Lessor and Lessee acknowledge and agree that the Term (as defined in Section 4 below), including any term extensions provided for in this Lease, is less than the remaining economic life of each of the Properties.

      C. Lessee represents and warrants to Lessor that (i) the Base Rental (as defined in Section 9 below) is the fair market value for the use of the Properties under these specific circumstances, and was agreed to by Lessor and Lessee on that basis, and (ii) the execution, delivery and performance by Lessee of this Lease does not constitute a transfer of all or any part of the Properties.

      D. The expressions of intent, the waivers, the representations and warranties, the covenants, the agreements and the stipulations set forth in this Section are a material inducement to Lessor entering into this Lease.

      3. OPERATION OF PROPERTIES. (a) Upon the terms and conditions of this Lease, Lessee agrees to: (i) use reasonable diligence throughout the Term to conduct business at each of the Properties as a Permitted COncept (as defined in Section 5 below); (ii) furnish Lessor, within 10 days of request by Lessor, such statements of account as Lessor may reasonably require with respect to the receipts, expenses and charges incurred at the Properties during the Term; and (iii) maintain evidence of all such receipts, expenses and charges that will be available for inspection by Lessor at all reasonable times.

      (b) Subject to the terms and conditions of this Lease, including, without limitation, all applicable requirements to obtain Lessor's consent prior to undertaking certain activities, Lessee agrees to use its reasonable efforts to accomplish the performance of, all of the following acts:

            (i)    To operate each of the Properties as a Permitted Concept.

            (ii) To do all things necessary to ensure that the Properties are maintained in at least the general condition they are in as of the Effective Time, normal wear and tear excepted.

            (iii) To hire, discharge, and supervise all labor and employees required for the operation of each of the Properties as a Permitted Concept commencing as of the Effective Time. All employees will be employees of Lessee and not employees of Lessor.

            (iv) Lessee shall not be liable for any claims, liabilities, taxes, assessments or other obligations that arise prior to the Effective Time.

      4. TERM AND TERMINATION. (a) The obligations of Lessee under this Lease will commence at the Effective Time and will continue until 11:59 p.m. Eastern Standard Time on September 30, 2000, unless terminated earlier as provided in the following subsection (b). The period of time while this Lease is in effect is referred to as the "Term". By mutual agreement, the parties hereto may extend the Term.

      (b) This Lease may be terminated by Lessor at any time during the Term upon the occurrence of an "Event of Default" if Lessee has not cured such "Event of Default" within ten (10) days after written notice to Lessee. For purposes of this Lease, "Event of Default" means: (i) any act or omission by Lessee which constitutes gross negligence, willful malfeasance or fraud which is not reasonably disputed or explained by Lessee to Lessor's reasonable satisfaction within such ten (10) day period; (ii) any material breach of any representation, warranty or covenant of Lessee set forth in this Lease; or
(iii) any assignment for the benefit of creditors, filing of a petition of bankruptcy or similar event by Lessee. Upon the occurrence of an "Event of Default", Lessor shall be entitled to exercise all remedies available at law or in equity, including, without limitation, taking such actions as may be required to obtain possession of the Properties and to receive any sums due Lessor under this Lease.

      (c) Upon the expiration of the Term or the earlier termination of this Lease as contemplated in the preceding subsection (b), Lessee will immediately vacate the Properties and deliver possession of the Properties to Lessor without limiting Lessee's obligations pursuant to Section 9.

      5. OPERATION AND USE OF THE PROPERTIES. Each of the Properties shall be used solely for the operation of a Permitted Concept and for no other purpose. Except as set forth below, and except during periods when any Property is untenantable by reason of fire or other casualty or condemnation (provided, however, during all such periods while any Property is untenantable, Lessee shall strictly comply with the terms and conditions of this Lease), Lessee shall at all times during the Term occupy each of the Properties and shall diligently operate its business on each of the Properties. Lessee may cease diligent operation of business at any of the Properties only with Lessor's prior consent, or at the end of the Term. Lessee shall not convert any of the Properties to an alternative use during the Term without Lessor's consent. Lessee, in its use, occupancy and maintenance of the Properties, shall comply with all requirements adopted for Permitted Concepts.

      For purposes of this Lease, the term "Permitted Concepts" shall mean a Quincy's Restaurant, a Western Sizzlin Restaurant, any other restaurant concept operated by The Western Sizzlin Corporation or its affiliates, or any other restaurant concept mutually acceptable to Lessor and Lessee.

      6. COMPLIANCE WITH LAWS, RESTRICTIONS, COVENANTS AND ENCUMBRANCES. Lessee's use and occupation of each of the Properties, and the condition thereof, shall, at Lessee's sole cost and expense, comply fully with (i) all applicable statutes, regulations, rules, ordinances, codes, licenses, permits, orders and approvals of each governmental authority having jurisdiction over the Properties, including, without limitation, all health, building, fire, safety and other codes, ordinances and requirements and all applicable standards of the National Board of Fire Underwriters and all policies or rules of common law, in each case, as amended, and any judicial or administrative interpretation thereof, including any judicial order, consent, decree or judgment applicable to Lessee, and (ii) all restrictions, covenants and encumbrances of record with respect to each of the Properties.

      7. QUIET ENJOYMENT. So long as Lessee shall pay the rental and other sums herein provided and shall keep and perform all of the terms, covenants and conditions on its part herein contained, Lessee shall have, subject and subordinate to Lessor's rights herein, the right to the peaceful and quiet occupancy of the Properties.

      8. CASUALTY OR CONDEMNATION. A. In case of a casualty to any of the Properties or a taking of all or any part of any of the Properties or the commencement of any proceedings or negotiations which might result in a taking for any public or quasi-public purpose by any lawful power or authority by exercise of the right of condemnation or eminent domain or by agreement between Lessor, Lessee and those authorized to exercise such right, Lessee will promptly give written notice thereof to Lessor, generally describing the nature and extent of such casualty or taking and including copies of any documents or notices received in connection therewith. Lessor shall be entitled to receive all awards and payments resulting from any such casualty or taking and Lessor shall be entitled to file and negotiate all claims for such awards and payments. Lessee assigns to Lessor all of Lessee's right, title and interest in and to every award or payment resulting from any such casualty or taking. Lessor shall be entitled to keep all awards or payments or, at Lessor's election, apply such awards or payments toward the restoration of the applicable Properties. This Lease shall not terminate as a result of any such casualty or taking and the Base Rental shall not be adjusted as a result of such casualty or taking.

      9. RENT. On or before the last day of each calendar month throughout the Term, Lessee will remit to Lessor base rental for such calendar month in the amount of $750,000.00 (the "Base Rental"). The prorated Base Rental payable for the month of June, 2000 shall be $575,000.00 The Base Rental shall be paid in immediately available funds by wire transfer to such bank account as Lessor may designate.

      10. ALTERATIONS. Lessee shall not commit actual or constructive waste upon any of the Properties. During the Term, Lessee shall not undertake any maintenance or repairs of the Properties in excess of $1,000.00 per item of maintenance or repair and no more than $3,000.00 per Property during the Term, without Lessor's prior consent, which consent shall not be unreasonably withheld or conditioned, and Lessee shall not alter the exterior, interior, structural, nonstructural, plumbing or electrical elements of any of the Properties in any manner without the consent of Lessor, which consent shall not be unreasonably withheld or conditioned. Any addition to or alteration of any of the Properties shall be deemed a part of such Property and belong to Lessor, and Lessee shall execute and deliver to Lessor such instruments as Lessor may require to evidence the ownership by Lessor of such addition or alteration.

      11. INSURANCE. Throughout the Term Lessee shall maintain with respect to the Properties, at its sole expense, the following types and amounts of insurance (which may be included under a blanket insurance policy if all the other terms hereof are satisfied), in addition to such other insurance as Lessor may reasonably require from time to time:

            A. Insurance against loss, damage or destruction by fire and other casualty, including theft, vandalism and malicious mischief, flood (if any of the Properties are in a location designated by the Federal Emergency Management Administration as a Special Flood Hazard Area), earthquake (if any of the Properties are in an area subject to destructive earthquakes within recorded history), boiler explosion (if there is any boiler upon any of the Properties), plate glass breakage, sprinkler damage (if any of the Properties has a sprinkler system), all matters covered by a standard extended coverage endorsement, all matters covered by a special coverage endorsement commonly known as an "all risk" endorsement, and such other risks as Lessor may reasonably require, insuring the Properties for not less than 100% of their full insurable replacement cost.

            B. Comprehensive general liability and property damage insurance, including a products liability clause, covering Lessor and Lessee against bodily injury liability, property damage liability and automobile bodily injury and property damage liability, including without limitation any liability arising out of the ownership, maintenance, repair, condition or operation of the Properties or adjoining ways, streets or sidewalks and, if applicable, insurance covering Lessor and Lessee against liability arising from the sale of liquor, beer or wine on the Properties. Such insurance policy or policies shall contain a broad form contractual liability endorsement and a "severability of interest" clause or endorsement which precludes the insurer from denying the claim of Lessee or Lessor because of the negligence or other acts of the other, shall be in amounts of not less than $1,000,000.00 per injury and occurrence with respect to any insured liability, whether for personal injury or property damage, or such higher limits as Lessor may reasonably require from time to time, and shall be of form and substance satisfactory to Lessor.

      C. State Worker's compensation insurance in the statutorily mandated limits, employer's liability insurance with limits not less that $500,000 or such greater amount as Lessor may from time to time require and such other insurance as may be necessary to comply with applicable laws.

      All insurance policies shall:

           (i) Provide for a waiver of subrogation by the insurer as to claims against Lessor or its employees and agents and provide that such insurance cannot be unreasonably cancelled, invalidated or suspended on account of the conduct of Lessee, its officers, directors, employees or agents;

           (ii) Provide that any "no other insurance" clause in the insurance policy shall exclude any policies of insurance maintained by Lessor and that the insurance policy shall not be brought into contribution with insurance maintained by Lessor;

           (iii) Contain a standard without contribution mortgage clause endorsement in favor of any lender designated by Lessor;

           (iv) Provide that the policy of insurance shall not be terminated, cancelled or substantially modified without at least thirty
      (30) days' prior written notice to Lessor and to any lender covered by any standard mortgage clause endorsement;

           (v) Provide that the insurer shall not have the option to restore the Properties if Lessor elects to terminate this Lease in accordance with the terms hereof;

           (vi) Be issued by insurance companies licensed to do business in the states in which the Properties are located and which are rated A:VI or better by Best's Insurance Guide or are otherwise approved by Lessor; and

           (vii) Provide that the insurer shall not deny a claim because of the negligence of Lessee, anyone acting for Lessee or any tenant or other occupant of the Properties.

It is expressly understood and agreed that the foregoing minimum limits of insurance coverage shall not limit the liability of Lessee for its acts or omissions as provided in this Lease. All insurance policies (with the exception of worker's compensation insurance to the extent not available under statutory law) shall designate Lessor and any mortgagee of Lessor as additional insureds as their interests may appear and shall be payable to Lessor. All such policies shall be written as primary policies, with deductibles not to exceed 10% of the amount of coverage. Any other policies, including any policy now or hereafter carried by Lessor, shall serve as excess coverage. Lessee shall procure policies for all insurance for periods of not less than one year and shall provide to Lessor and any lender of Lessor certificates of insurance or, upon Lessor's request, duplicate originals of insurance policies evidencing that insurance satisfying the requirements of this Lease is in effect at all times.

      12. INDEMNITY. (a) Lessee shall indemnify, protect, defend and hold harmless Lessor and its directors, officers, shareholders, employees, agents, affiliates, successors and assigns (the "Indemnified Parties") for, from and against any and all claims, suits, liabilities, actions, proceedings, obligations, debts, damages, costs, expenses and damages ("Losses") caused by, incurred or resulting from Lessee's operations of the Properties or from any breach of, default under or failure to perform any term or provision of this Lease by Lessee, excluding Losses suffered by an Indemnified Party arising out of such Indemnified Party's gross negligence or willful misconduct. It is expressly understood and agreed that Lessee's obligations under this Section shall survive the expiration or earlier termination of this Lease for any reason.

      (b)(i) "ENVIRONMENTAL LAWS" means any present and future federal, state and local laws, statutes, ordinances, rules, regulations and the like, as well as common law, relating to Hazardous Materials and/or the protection of human health or the environment by reason of a release or a threatened release of Hazardous Materials, any such release being hereafter referred to as a "Release," or relating to liability for or costs of remediation or prevention of releases, including, but not limited to: the Comprehensive Environmental Response, Compensation and Liability Act; the Emergency Planning and Community Right-to-Know Act; the Hazardous Materials Transportation Act; the Resource Conservation and Recovery Act (including but not limited to Subtitle I relating to underground storage tanks); the Solid Waste Disposal Act; the Clean Water Act; the Clean Air Act; the Toxic Substances Control Act; the Safe Drinking Water Act; the Occupational Safety and Health Act; the Federal Water Pollution Control Act; the Federal Insecticide, Fungicide and Rodenticide Act; the Endangered Species Act; the National Environmental Policy Act; and the River and Harbors Appropriation Act.

      (ii) "HAZARDOUS MATERIALS" means (1) any toxic substance or hazardous waste, substance, solid waste or related material, or any pollutant or contaminant; (2) radon gas, asbestos in any form which is or could become friable, urea formaldehyde foam insulation, transformers or other equipment which contains dielectric fluid containing levels of polychlorinated biphenyls in excess of federal, state or local safety guidelines, whichever are more stringent, or any petroleum product; (3) any substance, gas, material or chemical which is or may be defined as or included in the definition of "hazardous substances,""toxic substances,""hazardous materials,""hazardous wastes" or words of similar import under any Environmental Laws; and (4) any other chemical, material, gas or substance the exposure to or release of which is or may be prohibited, limited or regulated by any Governmental Authority that asserts or may assert jurisdiction over any of the Properties or the operations or activity at any of the Properties, or any chemical, material, gas or substance that does or may pose a hazard to the health and/or safety of the occupants of any of the Properties or the owners and/or occupants of property adjacent to or surrounding any of the Properties.

      (iii) Lessor shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless Lessee from and against any and all claims, suits, liabilities (including, without limitation, strict liabilities), actions, proceedings, obligations, debts, damages, losses, costs, expenses, diminutions in value, fines, penalties, charges, fees, expenses, judgments, awards, amounts paid in settlement and damages of whatever kind or nature, including, without limitation, reasonable attorneys' fees and other reasonable costs of defense ("Losses"), and costs of remediation (whether or not performed voluntarily), engineers' fees, environmental consultants' fees, and costs of investigation (including but not limited to sampling, testing, and analysis of soil, water, air, building materials and other materials and substances whether solid, liquid or gas) imposed upon or incurred by or asserted against Lessee, and directly or indirectly arising out of or in any way relating to any one or more of the following: (1) any presence of any Hazardous Materials in, on, above, or under any of the Properties; (2) any past or present Release or threatened Release in, on, above, under or from any of the Properties; or (3) any past, present or threatened non-compliance or violations of any Environmental Laws (or permits issued pursuant to any Environmental Law) in connection with any of the Properties or operations thereon, including, but not limited to, any failure by Lessor, any person or entity affiliated with Lessor or any tenant or other user of any of the Properties to comply with any order of any governmental authority in connection with any Environmental Laws; provided, however, Lessor's obligation to indemnify, release and hold harmless Lessee pursuant to this subsection iii shall not apply to Losses and/or any costs of remediation, engineers' fees, environmental consultants' fees and costs of investigation imposed upon or incurred by or asserted against Lessee which arise or accrue subsequent to the Effective Time as a result of the acts or omissions of Lessee.

      13. REPRESENTATIONS AND WARRANTIES. (a) The representations and warranties of Lessor contained in this subsection are being made to induce Lessee to enter into this Lease and Lessee has relied and will continue to rely upon such representations and warranties. Lessor represents and warrants to Lessee as follows:

              (i) ORGANIZATION, AUTHORITY AND STATUS OF LESSOR. Lessor has been duly organized and is validly existing and in good standing under the laws of the State of Delaware. All necessary corporate action has been taken to authorize the execution, delivery and performance by Lessor of this Lease and the other documents, instruments and agreements provided for herein. The person who has executed this Lease on behalf of Lessor is duly authorized so to do.

                (ii) ENFORCEABILITY. This Lease constitutes the legal, valid and binding obligation of Lessor, enforceable against Lessor in accordance with its terms.

                (iii) LITIGATION. Lessor is not a party to any litigation or proceeding affecting or otherwise impacting the Properties, or any part thereof, in a materially adverse way, and there has been no written demand threatening any litigation or proceeding, which would affect the Properties, or any part thereof, in a materially adverse way.

                (iv) ENVIRONMENTAL. Lessor has not placed any hazardous materials on any of the Properties or used any of the Properties for such purposes, and to the best of its knowledge, no prior tenant has done so. For purposes of this Lease, "Hazardous Materials" shall have the same meaning as set forth in Section 12 of this Lease. The parties hereto acknowledge that Lessor has not made an independent inquiry.

       (b) The representations and warranties of Lessee contained in this subsection are being made to induce Lessor to enter into this Lease and Lessor has relied and will continue to rely upon such representations and warranties. Lessee represents and warrants to Lessor as follows:

                 (i)   ORGANIZATION, AUTHORITY AND STATUS OF LESSEE. (i)
           Lessee has been duly organized and is validly existing and in good standing under the laws of the State of Delaware. All necessary corporate action has been taken to authorize the execution, delivery and performance by Lessee of this Lease and the other documents, instruments and agreements provided for herein. The person who has executed this Lease on behalf of Lessee is duly authorized so to do.

                 (ii) ENFORCEABILITY. This Lease constitutes the legal, valid and binding obligation of Lessee, enforceable against Lessee in accordance with its terms.

       14. NOTICES. All notices, consents, approvals or other instruments required or permitted to be given by either party pursuant to this Lease shall be in writing and given by (i) hand delivery, (ii) facsimile, (iii) express overnight delivery service or (iv) certified or registered mail, return receipt requested, and shall shall be deemed to have been delivered upon (a) receipt, if hand delivered, (b) transmission, if delivered by facsimile, (c) the next business day, if delivered by express overnight delivery service, or
(d) the third business day following the day of deposit of such notice with the United States Postal Service, if sent by certified or registered mail, return receipt requested. Notices shall be provided to the parties and addresses (or facsimile numbers, as applicable) specified below:

             If to Lessee:             Mr. Victor F. Foti
                                       President and Chief Executive Officer
                                       The Western Sizzlin Corporation
                                       317 Kimball Avenue, N.E.
                                       Roanoke, VA 24016
                                       Telephone: 540/345-3195
                                       Telecopy:  540/345-0831

             If to Lessor:             Dennis L. Ruben, Esq.
                                       Executive Vice President, General Counsel
                                         and Secretary
                                       FFCA Acquisition Corporation
                                       17207 North Perimeter Drive
                                       Scottsdale, AZ 85255
                                       Telephone:  (480) 585-4500
                                       Telecopy:   (480) 585-2230

or to such other address or such other person as either party may from time to time hereafter specify to the other party in a notice delivered in the manner provided above.

       15. TIME IS OF THE ESSENCE. Time is of the essence with respect to each and every provision of this Lease in which time is a factor.

       16. WAIVER AND AMENDMENT. No provision of this Lease shall be deemed waived or amended except by a written instrument unambiguously setting forth the matter waived or amended and signed by the party against which enforcement of such waiver or amendment is sought. Waiver of any matter shall not be deemed a waiver of the same or any other matter on any future occasion.

       17. SUCCESSORS BOUND. Except as otherwise specifically provided herein, the terms, covenants and conditions contained in this Lease shall bind and inure to the benefit of the respective heirs, successors, executors, administrators and assigns of each of the parties hereto.

       18. CAPTIONS. Captions are used throughout this Lease for convenience of reference only and shall not be considered in any manner in the construction or interpretation hereof.

       19. SEVERABILITY. The provisions of this Lease shall be deemed severable. If any part of this Lease shall be held unenforceable by any court of competent jurisdiction, the remainder shall remain in full force and effect, and such unenforceable provision shall be reformed by such court so as to give maximum legal effect to the intention of the parties as expressed therein.

       20. CHARACTERIZATION. It is the intent of the parties hereto that the business relationship created by this Lease and any related documents is solely that of a Landlord and Tenant and has been entered into by both parties in reliance upon the economic and legal bargains contained herein. None of the agreements contained herein, is intended, nor shall the same be deemed or construed, to create a partnership between Lessor and Lessee, to make them joint venturers, to make Lessee an agent, legal representative, partner, subsidiary or employee of Lessor, nor to make Lessor in any way responsible for the debts, obligations or losses of Lessee.

       21. OTHER DOCUMENTS. Each of the parties agrees to sign such other and further documents as may be necessary or appropriate to carry out the intentions expressed in this Lease.

       22. ATTORNEYS' FEES. In the event of any judicial or other adversarial proceeding between the parties concerning this Lease, to the extent permitted by law, the prevailing party shall be entitled to recover all of its reasonable attorneys' fees and other costs in addition to any other relief to which it may be entitled.

       23. ENTIRE AGREEMENT. This Lease and any other instruments or agreements referred to herein constitute the entire agreement between the parties with respect to the subject matter hereof, and there are no other representations, warranties or agreements except as herein provided. Without limiting the foregoing, Lessee specifically acknowledges that neither Lessor nor any agent, officer, employee or representative of Lessor has made any representation or warranty regarding the projected level of profitability of the business to be conducted on the Properties. Furthermore, Lessee acknowledges that Lessor did not prepare or assist in the preparation of any of the projected figures used by Lessee in analyzing the economic viability and feasibility of the business to be conducted by Lessee at the Properties.

       24. CHOICE OF LAW. This Lease shall be governed by the internal laws of the State of Arizona, without giving effect to its principles of conflicts of law.

       25. COUNTERPARTS. This Lease may be executed in one or more counterparts, each of which shall be deemed an original.

       26. GUARANTY. Upon its assignment of this Lease, pursuant to Section 28 hereto, The Western Sizzlin Corporation, a Delaware Corporation, will execute the Unconditional Guaranty in the form attached as Exhibit B to this Lease (the "Guaranty") for the purpose of unconditionally guaranteeing the payment and performance of Lessee's obligations under this Lease.

       27.   REIMBURSEMENT. Lessee agrees to reimburse Lessor within fifteen
(15) days of the Effective Time for one-half of the $100,000.00 consulting fee paid by Lessor in connection with the transition of the Properties from Quincy's Restaurants, Inc. to Lessee.

       28. ASSIGNMENT. Within ten (10) days of execution of this Lease, Lessee will assign all of its right, title and interest in this Lease to Western Sizzlin Stores of Virginia, Inc., a Virginia corporation that is a wholly-owned subsidiary of Lessee. Upon such assignment and the execution of the Guaranty pursuant to Section 26, The Western Sizzlin Corporation will no longer be the Lessee of this Lease. Western Sizzlin Stores of Virginia, Inc. will become, effective upon such assignment, the sole Lessee under this Lease.

Lessor and Lessee have entered into this Lease as of the date first above written.

                                FFCA ACQUISITION CORPORATION,
                                a Delaware corporation



                                By  /s/ Dennis L. Ruben
                                  ---------------------------------------
                                Printed Name   Dennis L. Ruben
                                             ----------------------------
                                Its  Executive Vice President & General Counsel
                                    -------------------------------------------


                                THE WESTERN SIZZLIN CORPORATION
                                a Delaware corporation



                                By  /s/ Victor F. Foti
                                  ---------------------------------------
                                Printed Name   Victor F. Foti
                                             ----------------------------
                                Its  President & C.E.O.
                                    -------------------------------------

                                 EXHIBIT A


FFCA NO.  STORE #        STREET ADDRESS                  CITY             STATE    COUNTY
-----------------------------------------------------------------------------------------------
8000-6604   7014   1090 9th Ave. SW                   Bessemer             AL    Jefferson
8000-6605   7015   1798 Highway 14 East               Selma                AL    Dallas
8000-6607   7025   604 Michigan Avenue                Muscle Shoals        AL    Colbert
8000-6609   7028   815 East Main Street               Prattville           AL    Autauga
8000-6610   7029   1174 Center Point Road             Birmingham           AL    Jefferson
8000-6611   7031   29049 Highway 98                   Daphne               AL    Baldwin
8000-6612   7032   4126 McFarland Blvd. East          Tuscaloosa           AL    Tuscaloosa
8000-6613   7036   601 Cleveland Avenue               Attalla              AL    Etowan
8000-6614   7038   1775 Opelika Road                  Auburn               AL    Lee
8000-6615   7039   #1 Recreation Drive                Oxford               AL    Calhoun
8000-6616   7041   929 highway 43 South               Saraland             AL    Mobile
8000-6617   7046   3871 Airport Blvd                  Mobile               AL    Mobile
8000-6618   7064   Highway 72 West                    Athens               AL    Limestone
8000-6619   7065   3365 Moffat Road                   Mobile               AL    Mobile
8000-6620   7073   704 West Ft. Williams Street       Sylacauga            AL    Talladega
8000-6621   7074   5460 Inn Road                      Mobile               AL    Mobile
8000-6622   7076   1495 First Street North            Alabaster            AL    Shelby
8000-6623   7106   1300 Mitchell Road NW              Cullman              AL    Cullman
8000-6624   7115   1816 McFarland Blvd                Northport            AL    Tuscaloosa
8000-6625   7119   501 Carlisle Street                Albertville          AL    Marshall
8000-6626   7124   1000 East Meighan Blvd.            Gadsden              AL    Etowah
8000-6627   7129   Route 3, Box 99                    Fort Payne           AL    DeKalb
8000-6630   7174   5624 McClellan Blvd.               Anniston             AL    Calhoun
8000-6631   7175   7044 Airport Blvd. & Cody Road     Mobile               AL    Mobile
8000-6633   7198   144 North Dalevill Avenue          Daleville            AL    Dale
8000-6634   7219   3603 Ross Clark Circle             Dothan               AL    Houston
8000-6642   7026                                      Montgomery           AL    Montgomery
8000-6647   7022   220 Park Avenue                    Orange Park          FL    Clay
8000-6648   7023   4578 Blanding Boulevard            Jacksonville         FL    Duval
8000-6650   7034   19 North Navy Boulevard            Warrington           FL    Escambia
8000-6651   7035   67 North Elgin Parkway             Fort Walton Beach    FL    Okaloosa
8000-6652   7045   3814 University Blvd. West         Jacksonville         FL    Duval
8000-6653   7047   2167 East Silver Springs Blvd.     Ocala                FL    Marion
8000-6654   7049   779 Dunn Avenue                    Jacksonville         FL    Duval
8000-6655   7053   650 East Merritt Island Causeway   Merritt Island       FL    Brevard
8000-6657   7058   100 Live Oaks Boulevard            Casselberry          FL    Seminole
8000-6660   7072   325 McGee Street                   Apopka               FL
8000-6661   7082   2195 South Ponce DeLeon Blvd.      St. Augustine        FL    St. Johns
8000-6664   7086   5989 West Colonial Drive           Orlando              FL    Orange
8000-6665   7089   5626 Curry Ford Road               Orlando              FL    Orange
8000-6666   7090   181 East Nine Mile Road            Pensacola            FL    Escambia
8000-6667   7111   908 N.W. 69yj Terrace              Gainesville          FL    Alachua
8000-6668   7114   722 South Dixie Freeway            New Smyrna Beach     FL    Volusia
8000-6670   7117   3201 Parkway Center Court          Orlando              FL    Orange
8000-6672   7138   3355 S.W. College Avenue           Ocala                FL    Marion
8000-6673   7143   1000 East Highway 50               Clermont             FL    Lake
8000-6675   7156   475 West Duval Street              Lake City            FL    Columbia
8000-6676   7179   725 North Washington Avenue        Titusville           FL    Brevard
8000-6677   7180   2935 Soiuth Orlando Drive          Sanford              FL    Seminole



FFCA NO.  STORE #        STREET ADDRESS                  CITY             STATE    COUNTY
-----------------------------------------------------------------------------------------------
8000-6678   7184   1031 Dunlawton Boulevard           Port Orange          FL    Volusia
8000-6679   7188   6490 Mobile Highway                Pensacola            FL    Escambia
8000-6680   7189   1070 South Volusia Avenue          Orange City          FL    Volusia
8000-6681   7217   2020 8th Street N.W.               Winter Haven         FL    Polk
8000-6684   7134   1891 North Columbia Street         Milledgeville        GA    Baldwin
8000-6688   7187   Highway 341 & 25 @ Butler Drive    Brunswick            GA    Glynn
8000-6689   7190   3404 Wrightsboro Road              Augusta              GA    Richmond
8000-6690   7197   329 South big A Road               Toccoa               GA    Stephens
8000-6692   7059   2405 Highway 90                    Gautier              MS    Jackson
8000-6694   7191   Highway 63                         Escatawpa            MS    Jackson
8000-6696   7212   11487 Highway 49 North             Gulport              MS    Harrison
8000-6697   7006   Highway 74 Tri-City Mall           Forest City          NC
8000-6702   7099   1229 South Main Street             Laurinburg           NC    Scotland
8000-6703   7103   1240 Broad Avenue East             Rockingham           NC    Richmond
8000-6704   7105   700 East Dixon Boulevard           Shelby               NC    Cleveland
8000-6705   7120   11240 East Independence Blvd.      Matthews             NC    Mecklingburg
8000-6709   7154   2109 South Sterling Street         Morganton            NC
8000-6712   7164   1201 Curtis Bridge Road            Wilkesboro           NC    Wilkes
8000-6713   7178   719 Conover Boulevard              Conover              NC    Catawba
8000-6715   7185   609 North Main                     Belmont              NC    Gaston
8000-6716   7186   7201 Albemarle Road                Charlotte            NC    Surry
8000-6722   7001   3320 North Main Street             Anderson             SC    Anderson
8000-6723   7002   661 John C. Calhoun Drive          Orangeburg           SC    Orangeburg
8000-6724   7003   351 Whitney Road                   Spartanburg          SC    Spartanburg
8000-6725   7004   200 123 By-Pass                    Easley               SC    Pickens
8000-6727   7007   303 Pearman Dairy Road             Anderson             SC    Anderson
8000-6729   7011   20141 Wilson Road                  Newberry             SC    Newberryt
8000-6730   7012   595 Hearon Circle                  Spartanburg          SC    Spartanburg
8000-6731   7018   1701 Whitehorse Road & I-85        Greenville           SC    Greenville
8000-6732   7030   113 State Park Road                Greenville           SC    Greenville
8000-6733   7037   2515 Sunset Boulevard              West Columbia        SC    Lexington
8000-6734   7050   7375 Two Notch Road                Columbia             SC    Richland
8000-6736   7056   1059 Broad Street                  Sumter               SC    Sumter
8000-6739   7088   4480 Rosewood Drive                Columbia             SC    Richland
8000-6740   7096   411 West Main Street               Lexington            SC    Lexington
8000-6743   7121   1706 Highway 17 North              Surfside Beach       SC    Horry
8000-6744   7136   3452 Waccamaw Boulevard            Myrtle Beach         SC    Horry
8000-6747   7147   121 East Blackstock Road           Spartanburg          SC    Spartanburg
8000-6749   7153   436 Martintown Road                North Augusta        SC    Aiken
8000-6753   7170   315 Second Street                  Cheraw               SC    Chesterfield
8000-6754   7171   1924 West Lucas Street             Florence             SC    Florence
8000-6758   7229   1709 West Floyd Baker Boulevard    Gaffney              SC    Cherokee
8000-6764   7102   4725 North Broadway                Knoxville            TN    Knox
8000-6766   7139   510 Foothills Plaza                Maryville            TN    Blount
8000-6789   7009   502 West Roosevelt Blvd            Monroe               NC    Union
8000-6790   7013   620 Hendersonville Road            Asheville            NC    Buncombe
8000-6791   7068   145 Nova Road North                Daytona Beach        FL    Volusia
8000-6796   7177   1187 West South Blvd               Montgomery           AL    Montgomery

                            UNCONDITIONAL GUARANTY

     The Western Sizzlin Corporation, a Delaware corporation ("Guarantor"), absolutely and irrevocably guarantees and promises to pay to FFCA Acquisition Corporation, a Delaware corporation ("Lessor"), any and all amounts which may or at any time be due to Lessor pursuant to the Lease (the "Lease") dated as of June 8, 2000 between Lessor and Guarantor, as assigned by Guarantor to Western Sizzlin Stores of Virginia, Inc., a Virginia corporation ("Lessee"). Guarantor also unconditionally guarantees the full and timely performance of all obligations to be performed by Lessee under the Lease.

     The obligations of Guarantor under this Guaranty are primary and independent of the obligations of Lessee, and a separate action or actions may be brought and executed against Guarantor whether or not such action is brought against Lessee and whether or not Lessee be joined in such action or actions. This is an absolute and unconditional guaranty of payment and performance and not of collection and Guarantor unconditionally waives and agrees not to assert any and all rights, benefits and defenses which might otherwise be available under applicable laws which might operate, contrary to Guarantor's agreements in this Guaranty, to limit Guarantor's liability under, or the enforcement of, this Guaranty.

     This Guaranty is a continuing guaranty, and the obligations, undertakings and conditions to be performed or observed by Guarantor under this Guaranty shall not be affected or impaired by reason of the happening from time to time of any event or circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor, indemnitor or surety under the laws of the State of Arizona or any other jurisdiction.

     This Guaranty shall be deemed to be a contract made under and governed by the internal laws of the State of Arizona, without regard to its principles of conflicts of law. All of Lessor's rights and remedies under the Lease and this Guaranty are intended to be distinct, separate and cumulative and no such right and remedy is intended to be in exclusion of or a waiver of any of the others. This Guaranty is solely for the benefit of Lessor, its successors and assigns and is not intended to nor shall it be deemed to be for the benefit of any third party, including, without limitation, Lessee. If any provision of this Guaranty is unenforceable, the enforceability of the other provisions shall not be affected and they shall remain in full force and effect.

Dated as of June 16th, 2000.

                                       THE WESTERN SIZZLIN CORPORATION,
                                       a Delaware corporation

                                       By  /s/ Victor F. Foti
                                         ---------------------------------
                                       Printed Name  Victor F. Foti
                                                   -----------------------
                                       Its  President & C.E.O.
                                          --------------------------------

                                 EXHIBIT A-1

                             LEGAL DESCRIPTIONS

                                  EXHIBIT A

                              LEGAL DESCRIPTION

A tract of land situated in the Northeast quarter of Northeast quarter,
Section 19, Township 19 South, Range 4 West, Jefferson County, Alabama, said tract being more particularly described as follows:

From the Northwest corner of said Northeast quarter of Northeast quarter, run South along the west line of said quarter-quarter section for a distance of
949.38 feet; thence turn an angle to the left of 90DEG. and run East for a distance of 305.69 feet; thence turn an angle to the right of 35DEG.34'30" and run Southeast for a distance of 135.31 feet to a point on the Northwesterly line of U.S. Highway No. 11; thence turn an angle to the left of 90DEG. and run Northeasterly along said highway right of way line for a distance of 385 feet to a point of beginning of the property herein described; thence turn an angle to the left of 90DEG. and run Northwesterly for a distance of 200 feet; thence turn an angle to the left of 90DEG. and run Southwesterly for a distance of 80 feet to a point on a curve which is concave Southwesterly, said 80 foot line being radial to said curve, said curve having a radius of 244.33 feet and a central angle of 7DEG.03';
thence Northwesterly along the arc of said curve for a distance of 30.07 feet; thence turn an angle to the right and run Northeasterly parallel with said 80 foot line for a distance of 131.85 feet; thence turn an angle to the left of 90DEG. and run Northwesterly for a distance of 155.07 feet; thence turn an angle to the right of 123DEG.00' and run Northeasterly for a distance of 64.39 feet; thence turn an angle to the left of 33DEG.00' and run Northeasterly for a distance of 96 feet; thence turn an angle to the right of 90DEG. and run Southeasterly for a distance of 350 feet to a point on the Northwesterly line of said U.S. Highway No. 11; thence turn an angle to the right of 90DEG. and run Southwesterly along said highway right of way line for a distance of 200 feet to the point of beginning.

                                  EXHIBIT A

                              LEGAL DESCRIPTION

Lot 3, of ARETE CORPORATION SUBDIVISION, PLAT NO. 1, as shown on map of said subdivision recorded in Map Book 5, at Page 192, in the Probate Office of Dallas County, Alabama.

                                  EXHIBIT A

                              LEGAL DESCRIPTION

The following described real property located and being in Colbert County, Alabama, to-wit:

Lots Numbered 513 to 534, inclusive, known and designated according to the map and survey of Highland Park Subdivision, Plat Number Three, prepared by
R. S. Milner, C.E., and recorded in the office of the Judge of Probate of Colbert County, Alabama, in Map Book 2, Page 31.

                                   EXHIBIT A

                               LEGAL DESCRIPTION


Commencing at the Southeast Corner of Section 9, Township 17 North, Range 16 East, Autauga County, Alabama; thence North 00DEG.43'00" W, along the
East line of said Section 9 a distance of 98.0 feet to the North Right-of-Way of Main Street; thence South 88DEG.58'00" W, a distance of 15.0 feet along the North Right-of-Way of Main Street to the point of beginning; thence continuing South 88DEG.58'00" West, along the North Right-of-Way of
Main Street a distance of 228.0 feet; thence North 00DEG.38'18" W, a distance of 339.26 feet; thence South 76DEG. East, a distance of 235.0 feet; thence South 00DEG.46'00" East, a distance of 278.30 feet to the point of beginning. The said tract of land is located in the Southeast Quarter of the Southeast Quarter of Section 9, Township 17 North, Range 16 East, Autauga County, Alabama.

                                   EXHIBIT A

                               LEGAL DESCRIPTION


Begin at the Northeast corner of Northeast quarter of Northwest quarter of
Section 30, Township 16 South, Range 1 West, Jefferson County, Alabama; thence measure in a Southwesterly direction along a line forming an angle of 71DEG.15'30" with the north line of said Northeast quarter of Northwest quarter a distance of 1391.84 feet to a point; thence turn 87DEG.34'30" to the right and measure in a Northwesterly direction 437.55 feet a point on the westerly right of way line of Alabama Highway No. 75; thence turn to the left and measure in a Southwesterly direction along said westerly right of way that has an arc length of 439.70 feet a central angle of 04DEG.28'30" and a radius of 5629.58 feet for a distance 419.70 feet to a point, said point being located on the Westerly right of way of said highway said point also being the true point of beginning for the boundaries of the parcel of land described herein; thence continue on the same arc of said right of way for 20.0 feet to a point; thence continue along said right of way along a chord for 120.0 feet to a point, said point on said right of way; thence turn 88DEG.43'09" to the right from said chord and measure in a Northwesterly direction a distance of 375.00 feet to a point; thence turn 91DEG.13'34" right and measure 140.15 feet to a point; thence turn 88DEG.47'47" right and measure in a Southeasterly direction a distance of 375.00 feet to the point of beginning.

                                   EXHIBIT A

                               LEGAL DESCRIPTION


PARCEL 1:

Beginning at a point where the North right of way line of Grant Street, as recorded in Miscellaneous Book 1, pages 230 and 287 of the Baldwin County, Alabama Probate Records, intersects the West right of way line of U. S. Highway No. 98 (4 lane); thence run North 00DEG.35'10" East along said right of way 426.34 feet to a concrete right of way monument stationed 493+00; thence run North 89DEG.23'00" West along said right of way
30.22 feet to a concrete right of way monument stationed 493+00; thence run North 00DEG.38'00" East along said West right of way line 40.0 feet to the point of beginning of parcel herein described; thence continue North 00DEG.38'00" East along said West right of way line 200.0 feet; thence run North 89DEG.56'12" West 335.0 feet; thence run South 00DEG.38'00"
West 200.0 feet; thence run South 89DEG.56'12" East 335.0 feet to the Point of Beginning.

PARCEL 2:

A non-exclusive perpetual right-of-way and easement of ingress and egress as more particularly described in Reciprocal Easement Agreement rec in Real Property Book 410/page 1089.

                                   EXHIBIT A

                               LEGAL DESCRIPTION

A parcel of land located in the Southeast Quarter of the Southeast Quarter of
Section 36, Township 21 South, Range 10 West in Tuscaloosa County, Alabama, being more particularly described as follows: As starting point start at the southeast corner of said Section 36; thence run Northwardly and along the East boundary of said Section 36 for a distance of 281.82 feet to a point; thence with a deflection angle of 85DEG.25' to the right, run in a Northeasterly direction for a distance of 58.47 feet to a point on the West boundary of a 250 foot right-of-way of U.S. Highway No. 82 (Bypass); thence Northwardly and along the West Boundary of said U.S. Highway No. 82 (Bypass) for a distance of 314.25 feet to a point; thence with a deflection angle of 90DEG.00' to the left, run in a Westerly direction for a distance of 150.0 feet to the point of beginning of the property herein described; thence with a deflection arc of 90DEC. 00 minutes to the right, run in a Northerly direction for a distance of 243.99 feet to a point on the South boundary of U.S. Interstate Highway I-59; then with an interior angle of 89DEG.24' run in a Westerly direction and along the South boundary of said U.S. Interstate Highway I-59 for a distance of 201.01 feet to a point; thence with an interior angle of 90DEG.36' run in a Southerly direction for a distance of
247.89 feet to a point; thence with an interior angle of 90DEG.00' run in an Easterly direction for a distance of 201.0 feet to a point; thence with an interior angle of 90DEG.00' run in a Northerly direction for a distance of
6.01 feet to the point of beginning.

Also, a permanent right-of-way and easement for ingress and egress over and across the following described property:

A parcel of land located in the Southwest Quarter of the Southwest Quarter of
Section 31, Township 21 South, Range 9 West and the Southeast Quarter of the Southeast Quarter of Section 36, Township 21 South, Range 10 West, in Tuscaloosa County, Alabama, being more particularly described as follows: As a starting point start at the Southeast corner of said Section 36; thence run Northwardly and along the East boundary of said Section 36 for a distance of
281.82 feet to a point; thence with a deflection angle of 85DEG.25' to the right, run in Northeasterly direction for a distance of 58.47 feet to a point on the West boundary of a 250 foot right-of-way of U.S. Highway No. 82 (Bypass); thence Northwardly along the West boundary of the right-of-way of said U.S. Highway No. 82 (Bypass) for a distance of 150.0 feet to the point of beginning of the property herein described; thence continue Northwardly and along the West boundary of said U.S. Highway No. 82 (Bypass) for a distance of 164.25 feet to a point; thence with a deflection angle of 90DEG.00' to the left, run in Westerly direction for a distance of 150.0 feet to a point; thence with an interior angle of 90DEG.00' run in a Southerly direction for a distance of 6.01 feet to a point; thence with an interior angle of 270DEG.00' run in a Westerly direction for a distance of 201.0 feet to a point; thence with an interior angle of 90DEG.00' run in a Southerly direction for a distance of 158.24 feet to a point; thence with an interior angle of 90DEG.00' run in an Easterly direction for a distance of 351.0 feet to the point of beginning, at which point the interior angle is 90DEG.00'. LESS AND EXCEPT that certain parcel released to John P. Nix and J. William Mize, d/b/a Nix-Mize Joint Venture as recorded in Deed Book 819, at Page 350 in the Probate Office of Tuscaloosa County, Alabama.

                                   EXHIBIT A

                               LEGAL DESCRIPTION


A parcel of land described as beginning at the Southeast corner of Lot Number One (1) of the Arcadia Drive Addition to Attalla and running thence West and along the North right of way line of Attalla-Gadsden Boulevard for a distance of 145.5 feet to a point, thence turn a deflection angle of 90DEG. to the right and run North for a distance of 190.0 feet to a point in the center line of Railroad Avenue (Annulled and recorded in Miscellaneous Record Book, Volume Four (4), Page 477-480); thence turn a deflection angle of 90DEG. to the right, and run for a distance of 145.5 feet to a point, thence turn a deflection angle of 90DEG. to the right and run for a distance of 190 feet to the point of beginning. Said parcel containing all of Lots Numbers One (1), Two (2), Three (3), Four (4) and Five (5) and the East 20.5 feet to Lot Number Six (6), in Block Number Two (2), of the Arcadia Drive Addition and portion of Railroad Avenue annulled bu City of Attalla, and recorded in Miscellaneous Record Volume "4", Pages 477-480, Probate Office, Etowah County, State of Alabama.

                                  EXHIBIT A

                              LEGAL DESCRIPTION

Parcel 1

Commence at the Northwest corner of Section 21, Township 19 North, Range 26 East, in Lee County, Alabama, thence run South 88DEG.25' East for 3144.1 feet; thence run North 89DEG.44' East for 259.8 feet; thence run South 1DEG.24' West for 10.9 feet; thence run South 88DEG.57' East for 201.5 feet; thence run South 27DEG.42' East for 560.65 feet to the point of beginning of the tract or parcel herein to be described; thence continue South 27DEG.42' East for 397.15 feet to the Northwesterly margin of U.S. Highway No. 29; thence along said margin, South 61DEG.08' West for 140.0 feet; thence leaving said margin, North 27DEG.42' West for 400.0 feet; thence North 62DEG.18' East for 139.97 feet to said point of beginning; containing 1.281 acres, more or less; and being further shown as lot No. 1 of the John L. Whatley Estate Commercial Subdivision, First Addition, as shown by map or plat of said subdivision prepared by David H. Miller, certified No. 6259, dated October 20, 1978, said plat being recorded in Town Plat Book 10, at Page 35 in the Office of the Judge of Probate, Lee County, Alabama.

Parcel 2

Being a 0.247 acre parcel of land situated in the Northeast Quarter of
Section 21, Township 19 North, Range 26 East, in Lee County, Alabama, and being more particularly described by metes and bounds as follows:

Beginning for reference at the Northwest Corner of Section 21, Township 19 North, Range 25 East; thence South a distance of 1704.40 feet; thence East a distance of 2602.30 feet to a point on the Northwesterly right-of-way line of Opelika Road (Highway 29); thence along said Northwesterly right-of-way line, North 62DEG.12'55" East, a distance of 1494.17 feet; thence leaving said Northwesterly right-of-way North 27DEG.39'14" West, a distance of 399.07 feet to an iron pin found for the POINT OF BEGINNING hereof; thence South 62DEG.07'31" West, a distance of 11.53 feet to a cross cut on the back-of-curb of a 36 foot drive, said point being on a curve to the left; thence along said back-of-curb and along said curve to the left having a radius of 1040.00 feet, an arc distance of 70.18 feet, and whose chord bears North 31DEG.52'09" West, a distance of 70.17 feet to cross cut on said back-of-curb; thence leaving said back-of-curb North 62DEG.07'31" East, a distance of 156.48 feet to an iron pin set; thence South 27DEG.43'04" East, a distance of 70.00 feet to an iron pin found; thence South 62DEG.07'31" West, a distance of 139.87 feet to the POINT OF BEGINNING and containing 0.247 acres (10,759.32 square feet) of land, more or less, all as shown by map or plat prepared by Sain-South Engineering.

The above-described real property is the southerly portion of Lot No. 3, Village Mall Commercial Subdivision as the same is recorded in Town Plat Book 11, at Page 112 in the Office of the Judge of Probate of Lee County, Alabama.

                                  EXHIBIT A

                              LEGAL DESCRIPTION


A certain parcel of land in the NW 1/4 of the SW 1/4, Section 29, Township 16 South, Range 8 East, being more particularly described as follows:

Beginning at the Northwest corner of the NW 1/4 of the SW 1/4, Section 29, Township 16 South, Range 8 East; thence South 50DEG.38' East 583.80 feet to the True Point of Beginning of the hereafter described parcel of land; thence South 86DEG.16' East 186.50 ft.; thence South 07DEG.37' West 335.01 ft.; thence North 82DEG.17' West 186.07 ft.; thence North 07DEG.37' East 322.03 ft. to the Point of Beginning. Situated, lying and being in the City of Oxford, Calhoun County, Alabama.

                                  EXHIBIT A

                              LEGAL DESCRIPTION

That real property situate in the County of Mobile, State of Alabama, described as follows, to-wit:.

     Commencing at the Southwest Corner of Section 18, (Also being the Southeast Corner of Section 9), Township 3 South, Range 1 West, Mobile County, Alabama, and run North 0DEG., 40 minutes West along the
     Section line between said Sections 9 and 10 for a distance of 2,982.17 feet (more or less) to a point, (said point being the Southeast Corner of Driver Subdivision as per plat recorded in Map Book 5, page 681 and 682, Office of the Judge of Probate, Mobile County, Alabama); thence run South 89DEG., 33 minutes East for a distance of 229.60 feet to the Point of Beginning; thence continuing on said line of South 89DEG., 33 minutes East for a distance of 150.00 feet to a point (said point being the intersection of said line and the West right-of-way line of U.S. Highway 43); thence South 3DEG., 21 minutes, 30 seconds West along the West right-of-way line of U.S. Highway 43 for a distance of
     304.02 feet to a point; thence run North 86DEG., 44 minutes West for a distance of 149.80 feet to a point; thence run North 3DEG., 21 minutes, 30 seconds East for a distance of 296.65 feet to the Point of Beginning.

                                  EXHIBIT A

                              LEGAL DESCRIPTION

That real property situate in the County of Mobile, State of Alabama, described as follows, to-wit:.

     From the intersection of the East line of the Northwest Quarter of
     Section 25, Township 4 South, Range 2 West, Mobile County, Alabama, with the South right of way line of Airport Boulevard, run South 89DEG.38'
     West along the South line of Airport Boulevard 3755.63 feet to a point that is 284.0 feet East of a Northward Projection of the East right of way line of Downtowner Loop West for the point of beginning of the property herein described; thence continue South 89DEG.38' West along the South line of Airport Boulevard 134.0 feet; thence South 00DEG.22' East 555.0 feet to a point on the North right of way line Downtowner Loop North; thence along the North line of Downtowner Loop North run North 89DEG.38' East 30.0 feet; thence North 00DEG.22' West
     205.0 feet; thence North 89DEG.38' East 104.0 feet; thence North 00DEG.22' West 350.0 feet to the point of beginning, and being Lot 1 of Spartan Subdivision as recorded in Map Book 31 page 73 of the Probate Court Records of Mobile County, Alabama.

                                  EXHIBIT A

                              LEGAL DESCRIPTION



Lots A-1, B-2, A-3 and B-4, according to the Replat of Lots 17, 18 and 19 of the Glenn Augur Commercial Subdivision No. 1 and 2, Athens, Alabama, lying in the Southeast Quarter of Section 8, Township 3 South, Range 4 West, which said Replat was filed for record in the Office of the Judge of Probate of Limestone County, Alabama, on the 19th day of September, 1977, and is of record in said Probate Office in Plat Book "D", Page 79.

                             EXHIBIT A

                          LEGAL DESCRIPTION

Beginning at a point where the East Right of Way Line of the Illinois Central Gulf Railroad (formerly Gulf, Mobile & Ohio, formerly Gulf, Mobile & Northern) Right of Way as described in deed from George Shaffer (widower) to Gulf, Mobile & Northern Railroad dated October 22, 1926 and recorded in Deed Book 212 page 231 of the Probate Court Records of Mobile County, Alabama, intersects the present South Right of Way Line of Moffat Road (100'R/W), run South 16DEG.36'21" West along said East Right of Way Line of Illinois Central Gulf Railroad 55.61 feet, thence continuing along said East Right of Way Line of railroad, run South 01DEG.10'47" West 212.03 feet to a point on a curve that is concave Eastwardly and has a Radius of 699.8 feet, thence continuing along said East Right of Way Line of railroad run Southeastwardly along the arc of said curve 306.19 feet to the end of said curve, thence continuing along said East Right of Way Line of railroad run South 31DEG.43'43" East
77.31 feet to a point on the West boundary of the property shown on map of property of Thos. H. Smith as recorded in Deed Book 156 N.S. pages 104-107 of the aforementioned Probate Court Records of Mobile County, Alabama, thence along said West boundary of Thos. H. Smith Subdivision run North 06DEG.18'48" East 488.70 feet to a point on the aforementioned South Right of Way Line of Moffat Road (100' R/W), thence along said South Right of Way Line of Moffat Road, run North 52DEG.47' West 218.5 feet to the Point of Beginning.

                             EXHIBIT A

                         LEGAL DESCRIPTION

A parcel of land situated in the Southeast Quarter of the Southeast Quarter of Section 30, Township 21 South, Range 4 East, Talledega County, Alabama, and described by its bounds as follows: Commence at the Southeast corner of Lot 6 of Block F of the West Highlands Addition, Sylacauga, a map of which is recorded in the Office of the Judge of Probate in Map Book 1 at Page 114, the POINT OF BEGINNING of the parcel here described; thence proceed East and along the North boundary of Fort Williams Street for 210 feet; thence proceed North and parallel to the East boundary of Lot 6 of Block F of the West Highlands Addition of Sylacauga, referred to above, for about 192 feet to a point to the Southwesterly boundary of the right of way of U.S. Highway 280; thence proceed Northwesterly and along the Southwesterly boundary of U.S. Highway 280 for about 188 feet to the Southerly boundary of the right of way of the Louisville and Nashville Railroad; thence proceed West and along the South boundary of the Louisville and Nashville Railroad right of way for about 80 feet to a point that is due North of the POINT OF BEGINNING; thence proceed South along the East boundary of Lot 6 of Block F, referred to above, and the extension thereof for about 325 feet to the POINT OF BEGINNING.

                             EXHIBIT A

                         LEGAL DESCRIPTION

That real property situate in the County of Mobile, State of Alabama, described as follows, to-wit:.

   A parcel of land situated in the Southwest Quarter of the Northwest
   Quarter of Section 27, Township 5 South, Range 2 West, Mobile County,
   Alabama and being a portion of Lots 6 and 7 of the Resubdivision of Lots
   1, 2 and Part of Lot 3 of Regina's Shady Grove Gardens as recorded in Map Book 3 at page 615 in the Probate Office of Mobile County, Alabama, being more particularly described as follows: Commence at the Northwest corner of said Section 27; thence, run South 00DEG.03"35" East along the West boundary of said Section 27 for a distance of 1515.00 feet to a point (as calculated from information on the plat of Tillman's Corner Commercial Subdivision, said plat recorded in Map Book 61 at page 105 in the Probate Office of said Mobile County, Alabama); thence, run North 89DEG.15'00"
   East for a distance of 538.07 feet to a nail found on the South line of Lot 7 of the above-referenced Resubdivision of Lots 1, 2 and Part of Lot 3 of Regina's Shady Grove gardens (as calculated from information on the plat of said Tillman's Corner Commercial Subdivision, said nail being the Point of Beginning; thence, continue North 89DEG.15'00" East along the South boundary of Lot 7 of said Resubdivision of Lots 1, 2 and Part of Lot
   3 of Regina's Shady Grove Gardens for a distance of 473.08 feet to a 1/2 inch rebar and cap set on the West right-of-way of a Service Road for U. S. Interstate Highway No. 10; thence, run North 11DEG.14'34" East along said right-of-way for a distance of 9.06 feet to a 1/2 inch rebar and cap set at point of beginning of a non-tangent curve to the left, said curve being concave Westwardly with a radius of 2581.00 feet, and a delta angle of 02DEG.20'40"; thence, run Northwardly along said curve to the left for an arc distance of 105.61 feet (the chord subtending said arc having a bearing of North 04DEG.06'15" East and length of 105.60 feet) to a 1/2 inch rebar and cap set at point of ending of said non-tangent curve; thence, run North 00DEG.43'53" on a non-tangent line along the West right-of-way of said Service Road for a distance of 44.92 feet to a 1/2 inch rebar and cap set at the intersection of the West right-of-way of the Service Road for U. S. Interstate Highway No. 10 and the South right-of-way of the Old Pascagoula Road - U. S. Highway 90 Connector (also known as Tillman's Corner Parkway); thence, run South 89DEG.15'00" West along the South right-of-way of said Old Pascagoula Road - U. S. Highway 90 Connector for a distance of 304.17 feet to a 1/2 inch rebar and cap set at the point of curvature of a curve to the right, said curve being concave Northwardly with a radius of 259.73 feet, and a delta angle right of 28DEG.16'18" (for this segment); thence, Northwestwardly along said curve to the right for an arc distance of 128.16 feet (the chord subtending said arc having a bearing of North 76DEG.36'51" West and length of 126.86 feet) to a 1/2 inch rebar and cap set; thence, run South 15DEG.52'24" West for a distance of 198.27 feet to the point of beginning.

                             EXHIBIT A

                         LEGAL DESCRIPTION


Commence at the Southeast corner of the Northwest Quarter of the Southwest Quarter of Section 25, Township 20 South, Range 3 West, situated in Shelby County, Alabama, and run West along the South line of said quarter - quarter section 825.91 feet to a point on the westerly right of way of U. S. Highway 31, said point being the point of beginning; thence turn an angle right of 104DEG.31' and run Northeasterly along said right of way a distance of 145.0 feet; thence turn an angle left of 104DEG.31' and run Westerly and parallel to the south line of said quarter - quarter section a distance of 400.0 feet; thence turn an angle left of 75DEG.29' and run Southwesterly and parallel with U. S. Highway 31 a distance of 145.0 feet to a point on the south line of said quarter - quarter section; thence turn an angle left of 104DEG.31' and run Easterly along the South line of said quarter - quarter section a distance of 400.0 feet to the point of beginning.

Minerals and mining rights excepted.

                             EXHIBIT A

                         LEGAL DESCRIPTION


Lots Number 1, 2, 3, 4, 5 and all that part of Lot 6 south of Mitchell Road of Allotment Number 1 of the Max Schmitt Addition to Cullman, Alabama, as recorded in the Office of the Judge of Probate, Cullman County, Alabama.

                                   EXHIBIT A

                              LEGAL DESCRIPTION


      A part of the SW 1/4 or the NW 1/4 of Section 10, Township 21 South, Range 10 West in Tuscaloosa County, Alabama, said parcel being more particularly described as follows: Start at the point of intersection of the East boundary of the W 1/2 of the NW 1/4 of said Section 10, and the curving of the North right-of-way margin of U.S. Highway No. 82 By-Pass, said curve being concave to the North and having a radius of 4649.66 feet: thence run N 73DEG.58'
      W and along the chord of said curving North right-of-way margin for a chord distance of 595.90 feet to the point of tangency of said curve, said point being at Highway P.C. Sta. 173+50.44; thence with a deflection angle of 3DEG.36' to the right, run N 70DEG.22' W and along said North right-of-way margin for a distance of 207.10 feet to a point; thence with a deflection angle of 90DEG.00' to the right, run in a Northerly direction for a distance of 50.0 feet to the POINT OF BEGINNING; thence with a deflection angle of 90DEG.00' to the right, run in an Easterly direction for a distance of 105.0 feet to a point; thence with a deflection angle of 90DEG.00' to the left, run in a Northerly direction for a distance of 122.5 feet. to a point; thence with a deflection angle of 90DEG.00' to the left, run in a Westerly direction for a distance of 105.0 ft. to a point; thence with a deflection angle of 90DEG.00' to the left, run in a Southerly direction for a direction of 122.5 feet to the point of beginning.

Also a non-exclusive easement for parking and access over a part of the SW 1/4 of the NW 1/4 of Section 10, Township 21 South, Range 10 West, in Tuscaloosa County, Alabama, said parcel being more particularly described as follows: Start at the point of intersection of the East boundary of the W 1/2 of the NW 1/4, of said Section 10, and the curving North right-of-way margin of U.S. Highway No. 82 By-Pass, said curve being concave to the North and having a radius of 4649.66 feet; thence run N 73DEG.58' West and along the chord of said curving North right-of-way margin for a chord distance of 595.90 feet to the point of tangency of said curve, said point being at Highway P.C. Sta. 173+50.44; thence with a deflection angle of 3DEG.36' to the right, run N 70DEG.22' West and along said North right-of-way margin for distance of 82.10 feet to the POINT OF BEGINNING: thence with a deflection angle of 90DEG.00' to the right, run in a Northerly direction for a distance of 278.0 feet to a point; thence with a deflection angle of 90DEG.00' to the left, run in a Westerly direction for a distance of 330.97 feet to a point, said point lying on the East right-of-way of Alabama #69; thence with a deflection angle of 89DEG.07' to the left, run in a Southerly direction and along said East right-of-way for a distance of 178.74 feet to the North Boundary of U.S. 82; thence with a deflection angle of 48DEG.29' to the left, run in a Southeasterly direction and along the North boundary of U.S. 82 for a distance of 147.23 feet to a point; thence with a deflection angle of 32DEG.24' to the left, run in an Easterly direction and along the North Boundary of U.S. 82 for a distance of 225.0 feet to the point of beginning. Less and except the fee simple interest described in the preceding paragraph.

SOURCE OF TITLE:  Deed from TW Services, Inc., to Quincy's Realty, Inc. as recorded in Deed Book 1035, at Page 637 in said Probate
                  Office.

                                   EXHIBIT A

                                LEGAL DESCRIPTION

Commencing at the SW corner of the NW 1/4 of the SE 1/4 of Section 3, Township 9 South, Range 4 East in Marshall County, Alabama; thence in a Northeasterly direction 207 feet to a RR spike on the NE margin of U.S. Highway #431; thence South 67DEG.36' East along the said NE margin, 8.2 feet to a metal marker on the East margin of the revised (new) right of way of Carlisle Street, the point of beginning for the parcel herein described; thence leaving the above NE margin of said U.S. Highway #431, and along the said East margin of Carlisle Street, North 05DEG.59' East 113.1 feet to a metal marker the P.C. of a 03DEG.00' curve to the right; thence along and with the said East margin as it curves to the right a chord bearing and distance of North 09DEG.32' East 233.8 feet to a metal marker; thence leaving the above East margin of Carlisle Street South 71DEG.15' East 181.2 feet to a metal marker on the West boundary line of the K-Mart tract; thence South 08DEG.06' West along said boundary 44.0 feet to a metal marker; thence continue along said boundary South 14DEG.30' West 308.3 feet to a metal marker on the above NE margin of U.S. Highway #431; thence leaving the above West boundary of the K-Mart tract and along the said NE margin North 67DEG.36' West 150.0 feet to the point of beginning, and containing 1.34 acres, more or less, subject to outstanding utility easements. (B-4482;5)

                                   EXHIBIT A

                                LEGAL DESCRIPTION

A parcel of land described as beginning at the Northwest corner of Lot Number Seven (7), in Block Number Seven (7), being at a point where the East line of East Meighan Boulevard intersects the South line of Doyle Street; thence from said point of beginning, run North 88DEG.00' East, along said South line of Doyle Street; being the North line of said Block Number Seven (7), 299.53 feet to the Northeast corner thereof; thence run South 07DEG.12' West, along the East line of said Block Number Seven (7), 250.00 feet to the Southeast corner thereof; thence run South 88DEG.00' West, along the South line of said Block Number Seven (7), 121.05 feet to a point in the Northeast line of aforesaid East Meighan Boulevard; thence run Northwesterly, on a curve concave Southwesterly, (3DEG. centerline curve) 170.63 feet to a point (chord bearing North 46DEG.23' West and Chord distance 170.62 feet); thence run North 40DEG.09' West, along said Northeast line of East Meighan Boulevard,
31.06 feet to a point in aforesaid East line of East Meighan Boulevard, being in the West line of aforesaid Lot Number Seven (7); thence run North 02DEG.00' West, along said East line of East Meighan Boulevard and along said West line of Lot Number Seven (7), 100.41 feet to the point of beginning, and embracing all of Lots Numbers Five (5), Eight (8), Nine (9) and Ten (10) and portions of Lots Numbers Two (2), Three (3) and Four (4), and Seven (7) in Block Number Seven (7) of Resurvey and Subdivision of North Half (N 1/2) of Block Number Three (3) all of Blocks Numbers Six (6) and Seven (7) of Eastview Addition, as recorded in Plat Book "C", Page 273, Probate Office, Etowah County, Alabama, and lying in Gadsden, Etowah County, Alabama.

                                   EXHIBIT A

                                LEGAL DESCRIPTION

Commencing at the Southwest corner of Section 12, Township 7 South, Range 8 East of the Huntsville Meridian. Fort Payne, DeKalb County, Alabama, run North 54DEG.34'00" East for 2,099.30 feet and to a point on the Northerly right of way line of Alabama Highway No. 35; thence run North 79DEG.34' West with the Northerly right of way line of said Alabama Highway No. 35 for 85.0 feet for a point of beginning; thence continue North 79DEG.34' West with the Northerly right of way line of Alabama Highway No. 35 for 100.26 feet to the intersection of the Northerly right of way line of Chavies Road; thence North 59DEG.06' West with said right of way line of Chavies road 179.73 feet to a tract of land now owned by Central Broadcasting Company, Inc. as shown by deed in Volume 230 of Deed Records, Page 795 in the Office of the Probate Judge of DeKalb County, Alabama; thence run North 09DEG.50'00" East with the East line of said tract belonging to Central Broadcasting Company for 225.6 feet and to a reference iron on the South bank of Little Wills Creek; thence continue North 09DEG.50'00" East for 15.00 feet and to the centerline of said creek; thence run South 79DEG.38'00" East upstream with the centerline of said creek a chord distance which is 162.40 feet and to the Southeast corner of the Central Broadcasting property and the Southwest corner of the J. W. Goza property; thence South 73DEG.33'45" East up said creek a chord distance of 106.28 feet; thence run South 09DEG.50'00" West for 292.52 feet and to the point of beginning.

Said property lying in and being a part of Section 12, Township 7 South, Range 8 East of the Huntsville Meridian, Fort Payne, DeKalb County, Alabama and containing 2.733 acres, more or less.

                                  EXHIBIT A

                              LEGAL DESCRIPTION


Beginning at the center of Section 17, Township 15 South, Range 8 East; thence South 76DEG.19' East, 130.60 feet to the Southeast ROW of county Road SACP 2144-A; thence North 48DEG.08'48" East along said Southeast ROW
754.05 feet; thence North 66DEG.27'48" East along said Southeast ROW a chord length of 437.95 feet; thence South 04DEG.00'48" West, 604.44 feet; thence South 80DEG.33'12" East, 599.56 feet; thence South 13DEG.14'48"
West 20.00 feet; thence South 80DEG.33'12" East 20.00 feet to the West ROW of Weaver Road; thence South 13DEG.14'48" West 30.00 feet along said West ROW to the Northwest ROW of Alabama Highway #21; thence South 29DEG.41'48" West along said Northwest ROW 366.87 feet to the true Point of Beginning of the hereafter described parcel; thence continue South 29DEG.41'48" West
46.96 feet; thence South 27DEG.59' West along said Northwest ROW a chord length of 153.11 feet; thence North 60DEG.18' West 304.59 feet; thence North 29DEG.42' East 200.00 feet; thence South 60DEG.18' East 300.00 feet to the Northwest ROW of Alabama Highway #21 and true Point of Beginning; situated in Anniston, Calhoun County, Alabama.

ALSO: Beginning at the center of Section 17, Township 15 South, Range 8 East; thence South 76DEG.19' East, 130.60 feet to the Southeast ROW of county
Road SACP 2144-A; thence North 48DEG.08'48" East along said Southeast ROW
754.05 feet; thence North 66DEG.27'48" East along said Southeast ROW a chord length of 437.95 feet; thence South 04DEG.00'48" West, 604.44 feet; thence South 80DEG.33'12" East, 599.56 feet; thence South 13DEG.14'48"
West 20.00 feet; thence South 80DEG.33'12" East 20.00 feet to the West
ROW of Weaver Road; thence South 13DEG.14'48 West 30.00 feet along said
West ROW to the Northwest ROW of Alabama Highway #21; thence South 29DEG.41'48" West along said Northwest ROW 365.37 ft. to the true Point of Beginning of the hereafter described parcel; thence continue South 29DEG.41'48" West 1.50 ft.; thence North 60DEG.18' West 300.00 ft.; thence North 29DEG.42' East 1.50 ft.; thence South 60DEG.18' East 30.00 ft. to the Point of Beginning.

                                  EXHIBIT A

                              LEGAL DESCRIPTION


That real property situate in the County of Mobile, State of Alabama, described as follows, to-wit:.

     Lot 2A, Airport Boulevard Heights, a resubdivision of Lot 2 of resubdivision of Lot 2 as recorded in Map Book 36 page 38 of the Probate Court Records of Mobile County, Alabama.

                                  EXHIBIT A

                              LEGAL DESCRIPTION


A lot or parcel of land located in the City of Daleville, Dale County, Alabama, and being more particularly described as follows: Commencing at a point where the centerline of Old Newton Road intersects the East right of way of Daleville Avenue; thence in a southwesterly direction along the East right of way of Daleville Avenue 398.2 feet to the point of beginning of the parcel hereby described; thence continue along the East right of way of Daleville Avenue South 26DEG.51'15" West 25.44 feet to a concrete right of way marker (Station TS 200+10.91); thence continue along the East right of way of Daleville Avenue South 26DEG.57'30" West 281 feet to a point;
thence South 83DEG.16'30" East 345.32 feet to a point; thence North 1DEG.47'42" West 256.65 feet to a point; thence South 89DEG.20' West 18.72 feet to a point; thence North 3DEG.23'10" East 48.41 feet to a point; and thence North 87DEG.9' West 150.38 feet to the point of beginning. Said property being located in the NW 1/4 of the NE 1/4 of Section 23, Township 4 North, Range 23 East, in Dale County, Alabama,

Being the same property described in a series of deeds, in combination, as follows: Warranty Deed by John Lloyd Terry, a single man, to Spartan Food Systems, Inc., dated 24 August 1984, recorded in Deed Book 120 at page 749; Statutory Warranty Deed by First Alabama Bank of Montgomery, N.A., as Trustee under the Will of Herbert S. Haire, deceased, to Spartan Food Systems, Inc., dated 30 August 1984, recorded in Deed Book 121 at page 100; Warranty deed by Margaret S. Haire, a widow, to Spartan Food Systems, Inc., dated XX September 1984, recorded in Deed Book 121 at page 108; and Quitclaim Deed by Margaret
S. Haire, a widow, and First Alabama Bank of Montgomery, N.A., as Trustee under the Will of Herbert S. Haire, deceased, to Spartan Food Systems, Inc., dated 30 August 1984, recorded in Deed Book 121 at page 104; all recorded in the Probate Office of Dale County, Alabama, at Ozark.

                                  EXHIBIT A

                              LEGAL DESCRIPTION


Parcel 1:


Commence at the accepted Northwest corner of the Southwest quarter of the Northeast quarter of Section 10, Township 3 North, Range 26 East, Houston County, Alabama; thence South 26DEG.26'06" East a distance of 1459.98 feet to the point of beginning; thence North 37DEG.04'02" W West a distance of 146.30 feet to a point; thence North 18DEG.40'41" West a distance of 184.49 feet to a point lying at the back of a curb line of a 33 foot road; thence along said back of curb line and a 51DEG.01'04" curve to the right, a chord distance of
21.53 feet to a point; thence continue along back of curb line and a 16DEG.36'53" curve to the left, a chord distance of 135.09 feet to a point; thence continue along back of curb line North 71DEG.33'22" East a distance of
16.38 feet to a point; thence continue along back of curb line and a 120DEG.06'32" curve to the right, a chord distance of 51.99 feet to a point; thence continue along back of curb line South 18DEG.40'41" East a distance of
166.16 feet to a point; thence continue along back of a curb line and a 07DEG.42'36" curve to the left, a chord distance of 49.20 feet to a point on the North Right-of-Way line of Ross Clark Circle; thence along the said North Right-of-Way line of Ross Clark Circle and a 01DEG.34'96" curve to the left, a chord distance of 173.00 feet to the point of beginning; Lying in the Southwest quarter of the Northeast quarter of Section 10, Township 3 North, Range 26 East, Houston County, Alabama.

Parcel 2:


Reciprocal easements contained in Misc Book 075, page 395.

                                  EXHIBIT A

                              LEGAL DESCRIPTION


Lot"A" of the Spartan Food Plat 1, recorded in Plat Book 29, Page 70, in the Office of the Judge of Probate of Montgomery County, Alabama; more particularly described as follows:

Commence at the intersection of the West line of Section 34, Township 16 North, Range 18 East, and North Right-of-Way of the Southern Boulevard, and run along said Right-of-Way, South 89DEG.21' East, 100.00 feet to the point of beginning; thence from said point of beginning run North 00DEG.15' West,
350.00 feet; thence South 89DEG.21' East, 151.87 feet; thence South 01DEG.01' West 350.0 feet to the North Right-of-Way of Southern Boulevard; thence along said Right-of-Way North 89DEG.21' West 144.00 feet to the point of beginning.

Said parcel lying and being in the NW 1/4 of Section 34, Township 16 North, Range 18 East, Montgomery County, Alabama.

                                    EXHIBIT A

                                LEGAL DESCRIPTION

That certain tract or parcel of land being a portion of Lot 12, Block 4,
Section 1, Orange Park, and a portion of Lots 7 and 8, Section 3, Orange Park, together with a portion of Plainfield Avenue (closed by Ordinance 137) all as shown on Plat of Florida Winter Home and Improvement Company lands originally recorded in Deed Book "K", pages 58 and 59, and later transferred to Plat Book 1, page 23, of the public records of Clay County, Florida, being more particularly described as commencing at the intersection of the Southwesterly right of way line of U.S. Highway No. 17 with the Southerly right of way line of Wells Road (formerly Eldridge Avenue as relocated); thence along a curve that is concave to the Southwest in the right of way line of said U.S. Highway No. 17, said curve having a radius of 2789.79 feet, a distance of 277.29 feet as measured along a chord bearing South 24DEG.03'55" East to a point for the point of beginning; thence continue along said curve in said right of way line, a distance of 200.0 feet as measured along a chord bearing South 19DEG.09'45" East; thence South 88DEG.04'50" West and parallel to the Southerly right of way line of Eldridge Avenue 275.0 feet; thence North 19DEG.09'45" West 200.0 feet; thence North 88DEG.04'50" East, 275.0 feet to the Point of Beginning

                                    EXHIBIT A

                                LEGAL DESCRIPTION

PARCEL 1:

Lot 79, Block 5, Oak Hill Amended Plat, according to plat thereof recorded in Plat Book 26, Pages 24, 24A and 24B, current public records of Duval County, Florida.

EXCEPT the South 20 feet.

PARCEL 2:

Lot 80, Block 5, Oak Hill Amended Plat, according to plat thereof recorded in Plat Book 26, Pages 24, 24A and 24B, current public records of Duval County, Florida.

PARCEL 3:

Lots 81 and 82, Block 5, Oak Hill Amended Plat, according to plat thereof recorded in Plat Book 26, Pages 24, 24A and 24B, current public records of Duval County, Florida.

                                     EXHIBIT A

                                 LEGAL DESCRIPTION


PARCEL 1:

Lots 1 to 6, both inclusive, Block 6 and the West half of Lot 12 and all of Lot 13, Block 7, First Addition to Durchslag's Subdivision, a subdivision of Part of Sections 50 and 51, Township 2 South, Range 30 West, Escambia County, Florida, according to Plat filed in Plat Book 2, Page 18 of the public records of said county.

LESS AND EXCEPT that parcel of land conveyed to the State of Florida Department of Transportation, by Warranty Deed dated March 5, 1992, recorded in O.R. Book 3161, page 798.

PARCEL 2:

A strip of land, approximately 30 feet wide immediately contiguous to and abutting the Northern line of Lots 4 and 6, Block 6, in said First Addition to Durchslag's Subdivision, filed in Plat Book 2, Page 18 of the records of Escambia County, Florida. Said Strip of land is marked "SRD Ditch", shows a width of 30 feet and stretches East and West between Admiral Murray Boulevard (now called Navy Boulevard) and Harris Street.

LESS AND EXCEPT:

Begin at the southeast corner of Lot 1, Block B, first addition to Durchslags Subdivision a subdivision of a part of Sections 50 and 51, Township 2 South, Range 30 West, as recorded in Plat Book 2 at Page 18 of the public records of Escambia County, Florida, said point also being an intersection of the Westerly right-of-way line of Navy Boulevard (200 foot right-of-way) and the Northerly right-of-way line of Gulf Beach Highway/State Road 292 (98 foot right-of-way); thence go North 90DEG.00'00" West along said Northerly right-of-way line of Gulf Beach Highway/State Road 292 a distance of 122.64 feet to the Southwest corner of the aforesaid Lot 1; thence departing said Northerly right-of-way line go North 00DEG.17'26" West along the West line of said Lot 1 a distance of 95.31 feet to the Northwest corner of said Lot 1; thence go South 89DEG.49'51" West along the South line of Lot 2, Block 6 of the aforesaid Durchslags Subdivision a distance 99.83 feet to the Southwest corner of said Lot 2; thence go North 00DEG.16'01" West along the West line of Lots 2 and 3 of the aforesaid Durchslags Subdivision of 100.48 feet to the Southeast corner of Lot 5, Block 6 of the aforesaid Durchslags Subdivision; thence go South 89DEG.57'49" West along the South line of said Lot 5 a distance of 149.97 feet to the Southwest corner of said Lot 5, Easterly right-of-way line of Harris Street (50 foot right-of-way); thence go North 00DEG.02'03" West along the aforesaid Easterly right-of-way line a distance of 7.92 feet; thence departing the aforesaid Easterly right-of-way line of Harris Street go North 90DEG.00'00" East a distanced of 167.80 feet); thence go South 00DEG.00'00" West a distance of 47.00 feet; thence go North 90DEG.00'00" East a distance of 86.05 feet; thence go South 00DEG.00'00" West a distance of 129.50 feet; thence go North 90DEG.00'

00" East a distance of 119.74 feet to the aforesaid Westerly right-of-way line of Navy Boulevard (200 foot right-of-way); thence go South 00DEG.30'24" West along aforesaid Westerly right-of-way line of Navy Boulevard a distance of 26.81 feet to the point of beginning. The above described parcel of land is situated in a portion of Section 51, Township 2 South, Range 30 West, Escambia County, Florida and contains 0.27 acres.

                                    EXHIBIT A

                                LEGAL DESCRIPTION

PARCEL 1:

The South 40 feet of Lot 8, Lot 9, and North 25 feet of Lot 10, Block 5, Re-subdivision of Block 5, Oakridge Subdivision Fort Walton Beach, Okaloosa County, Florida, as recorded in Plat Book 2, Page 47, of the Public Records of Okaloosa County, Florida.

PARCEL 2:

That certain piece or parcel of land being in the Northwest 1/4 of Section 13, Township 2 South, Range 24 West, Okaloosa County, Florida, being more particularly described as follows:

Begin at the Southeast corner of Lot 7, Block 5, Re-subdivision of Block 5, Oakridge Subdivision, Fort Walton Beach, Okaloosa County, Florida, as recorded in Plat Book 2, Page 47, of the Public Records of Okaloosa County, Florida; proceed South 37DEG.25' East 35.0 feet along the West line of an existing 25 foot alley; thence North 68DEG.11' East 25.96 feet to the East right of way line of said alley and the Point of Beginning; thence continuing along the same line 200.00 feet parallel to the South line of the Fort Walton Square Property; thence South 37DEG.25' East 150.0 feet parallel to the East line of Eglin Parkway; thence South 68DEG.11' West 200.0 feet to the East line of alley; thence North 37DEG.25' West 150.0 feet along the East line of alley to the Point of Beginning.

                                    EXHIBIT A

                                LEGAL DESCRIPTION

Parcel A:

That certain tract or parcel of land, being a portion of Farm 4, Dixie Farms, as recorded in Plat Book 7, page 12, of the current public records of Duval County, Florida, and being more particularly described as follows: Beginning at the intersection of the Northeasterly right of way line of Chester Avenue (a 50 foot right of way) with the Southeasterly right of way line of University Boulevard West (an 80 foot right of way); thence North 53DEG.02'40" East along the Southeasterly right of way line of said University Boulevard West, 173.0 feet; thence South 31DEG.13'30" East and parallel with the northeasterly right of way line of Chester Avenue, 290.0 feet; thence South 53DEG.02'40" West 173 feet to the Northeasterly right of way line of said Chester Avenue; thence North 31DEG.13'30" West, along said right of way line, 290 feet to the Point of Beginning.

EXCEPTING: therefrom that certain tract or parcel of land being a part of Farm 4, Dixie Farms, as recorded in Plat Book 7, page 12, of the current public of Duval County, Florida, being more particularly described as commencing at the intersection of the Northeasterly right of way line of Chester Avenue (A 50 foot right of way) with the Southeasterly right of way line of University Boulevard West, (an 80 foot right of way); thence North 53DEG.02'40" East, along the Southeasterly right of way of said University Boulevard West, 140 feet to a point for the point of beginning; thence continue North 53DEG.02'40" East, along said right of way line, 33 feet; thence South 31DEG.13'30" East, and parallel to the Northeasterly right of way line of said Chester Avenue, 290 feet; thence South 53DEG.32'40" West, 33 feet; thence North 31DEG. 13 minutes 30 seconds West, and parallel to said Northeasterly right of way line of Chester Avenue, 290 feet to the Point of Beginning.

LESS & EXCEPT: That portion of the above described property as more particularly described in Official Records Book 6257, page 1843.

Parcel B:

That certain tract of parcel of land being a part of Farm 4, Dixie Farms, as recorded in Plat Book 7, page 12, of the current public records of Duval County, Florida, being more particularly described as commencing at the intersection of the Northeasterly right of way line of Chester Avenue (a 50 foot right of way); with the Southeasterly right of way line of University Boulevard West, (a 80 foot right of way); thence South 31DEG.13'30" East, along the Northeasterly right of way line of Chester Avenue, 290 feet to a point for the point of beginning; thence continue South 31DEG.13'0" East along said right of way line of Chester Avenue, 110 feet, thence North 53DEG.02'40" East, and parallel to the right of way line of said Chester Avenue 110 feet; thence South 53DEG.02'40" West, 140 feet to the Point of Beginning.

THER WITH: an easment for utility purposes adjoining the above described land, continued

                                    EXHIBIT A

                                LEGAL DESCRIPTION

The West 1/2 of Lot 9, of ORANGE VIEW, as per plat thereof recorded in Plat Book "B", page 206, Public Records of Marion County, Florida, EXCEPT that part on the South end in the right of way of Silver Springs, Boulevard (State Highway 40).

                                    EXHIBIT A

                                LEGAL DESCRIPTION

Part of Lot 2 of a Subdivision of John Broward Grant, Section 49, Township 1 South, Range 26 East, according to plat thereof recorded in Plat Book 1, pages 7 and 8 of the former public records of Duval County, Florida, more particularly described as follows:

BEGIN at the intersection of the Northerly line of Dunn Avenue (1 174.0 foot right of way) and the Easterly line of Harts Road (a 70.0 foot right of way); thence North 00DEG.30'17" West, 279.0 feet along the Easterly line of said Harts Road; thence North 89DEG.29'43" East, 273.57 feet to the Westerly line of Interstate 95 (a limited access right of way); thence South 19DEG.57'26" West, 161.82 feet; thence South 44DEG.39'42" West, 180.56 feet (the last two courses being along the Westerly line of said Interstate 95) to the Northerly line of said Dunn Avenue; thence South 89DEG.26'28" West, 88.95 feet along the Northerly line of said Dunn Avenue to the Point of Beginning.

                                    EXHIBIT A

                                LEGAL DESCRIPTION

The South 450 feet of Lot 9 and the South 450 feet of the West 40 feet of Lot 10, HIGHLAND PARK SUBDIVISION, Section 2, as recorded in Plat Book 10, Page 12, Public Records of Brevard County, Florida.

TOGETHER WITH a non-exclusive easement for a drainage retention pond on the West 30 feet of Lot 9 LESS the South 450 feet of the West 30 feet of Lot 9, HIGHLAND PARK SUBDIVISION, Section 2, as recorded in Plat Book 10, Page 12, Public Records of Brevard County, Florida.

TOGETHER WITH utility easement as recorded in Official Records Book 2231, Page 1084, of the Public Records of Brevard County, Florida.

                                    EXHIBIT A

                                LEGAL DESCRIPTION

The Southerly 200 feet of Tract "A", AMOS G. CARROLL SUBDIVISION, according to the Plat thereof recorded in Plat Book 18, Page 18, of the Public Records of Seminole County, Florida.

                                    EXHIBIT A

                                LEGAL DESCRIPTION

Beginning at a point 175 feet East of the Southwest corner of Northwest Quarter, (NW 1/4), of Southeast Quarter (SE 1/4), of Section Number Ten,
(10), Township Twenty-One, (21), South, Range Twenty-Eight, (28), East, run East 243 feet, North 258.5 feet, West 243 feet, South 258.5 feet to the POINT OF BEGINNING. Less that part lying in McGee Road to the West, and less that part lying in State Road 500 to the South.

                                    EXHIBIT A

                                LEGAL DESCRIPTION

A parcel of land in Section 41, Township 7 South, Range 30 East, St. Johns County, Florida, being more particularly described as follows: Commencing at the intersection of the South line of said Section 41 with the West line of U.S. Highway No. 1; thence North [ILLEGIBLE]DEG.27' East, on said West line of U.S. Highway No. 1, a distance of 1,504.42 feet to a point of beginning at the Southeast corner of the herein described parcel of land; thence North 89DEG.33'10" West, on the North line of that land described recorded in Official Records Volume 204, page 396, Public Records of St. Johns County, Florida, 150 feet; thence North 00DEG.27' East, 230 feet; thence South 89DEG.33'10" East 150 feet; thence South [ILLEGIBLE]DEG.27' West on said
West line of U.S. Highway No. 1, a distance of 230 feet to the point of beginning.

                                    EXHIBIT A

                                LEGAL DESCRIPTION

Lots 35 through 46, and that part of Lot 47, North of Highway 50 in Block I, ORANGE HEIGHTS, according to the Plat thereof, as recorded in Plat Book L, Page 33, of the Public Records of Orange County, Florida.

                                   EXHIBIT A

                               LEGAL DESCRIPTION

The following described portion of Lot A, WOOLCO CENTER, according to the Plat thereof recorded in Plat Book 5, Page 126, of the Public Records of Orange County, Florida.

From the Northeast corner of Section 4, Township 23 South, Range 30 East, Orange County, Florida, run South 89DEG.56'51" West a distance of 662.97 feet along the North line of said Section 4, thence South 00DEG.00'14"
West a distance of 91.29 feet to a point on the boundary of said Lot A for the POINT OF BEGINNING.

Thence continue South 00DEG.00'14" West along said boundary of Lot A, a distance of 346.46 feet, thence North 89DEG.55'06" East a distance of 181 feet, thence North 00DEG.00'10" East a distance of 270 feet to the South right of way line of Curry Ford Road, thence North 66DEG.52'06" West along said right of way line a distance of 154.97 feet to the Point of Curvature of a curve concave Southerly having a radius of 664.61 feet, thence run Westerly along the arc of said curve a distance of 41.80 feet through a central angle of 3DEG.36'14" to the POINT OF BEGINNING.

NOW KNOWN AS

REPLAT OF WOOLCO CENTER LOT 1, according to the Plat thereof, as recorded in
Plat Book    Page 107, Public Records of Orange County, Florida.

                                   EXHIBIT A

                               LEGAL DESCRIPTION
Parcel One:

A tract of land situated in the Southwest Quarter (SW 1/4) of Section 33, Township 9 South, Range 19 East, Alachua County, Florida. Said tract of land being more particularly described as follows:

Commence at the Southeast corner of the Southwest Quarter of Section 33, Township 9 South, Range 19 East and run North 89DEG.23'10" West, along the South line of said Section 33, 731.07 feet; thence run North 00DEG.14'09"
East, 397.65 feet; thence run North 89DEG.45'51" West, 60.00 feet to the POINT OF BEGINNING, said POINT OF BEGINNING being also defined as the Northeast corner of the tract of land previously conveyed by Hudson Enterprises, Inc., to the Scales Corporation and being now occupied by the Red Lobster Restaurant; thence run North 00DEG.14'09" East, along the
Western right-of-way line of Northwest 69th Terrace, 88.57 feet; thence North 89DEG.45'51" West, 20.00 feet; thence run North 00DEG.14'09" East, along said right-of-way line, 171.43 feet; thence run North 89DEG.45'51"
West, 260.00; thence run South 02DEG.25'36" West, 313.12 feet to the Northeasterly right-of-way line of Interstate-75; thence run South 40DEG.48'06" East, along said right-of-way line 44.98 feet; thence run North 49DEG.11'54" East, 130.06 feet; thence run North 89DEG.45'51" East, 164.44 feet to the POINT OF BEGINNING.

LESS AND EXCEPT therefrom the following described parcel:

Commence at the Southeast corner of the Southwest quarter of Section 33, Township 9 South, Range 19 East and run North 89DEG.23'10" West along the South line of said Section 33, 731.07 feet; thence run North 00DEG.14'09" East, 397.65 feet; thence run North 89DEG.45'51" West, 60.00 feet to the POINT OF BEGINNING; thence run North 00DEG.14'09" East along the Western right-of-way line of Northwest 69th Terrace, 88.57 feet; thence run North 89DEG.45'51" West, 20.00 feet; thence run North 00DEG.14'09" East, along said right-of-way line, 21.43 feet; thence run South 89DEG.45'51" West,
135.00 feet; thence run South 00DEG.14'09" West 110.00 feet, thence run North 89DEG.45'51" East, 155.00 feet to the POINT OF BEGINNING.

Parcel Two:

Commence at the Southeast corner of the Southwest quarter of Section 33, Township 9 South, Range 19 East, and run West 731.07 feet; then run North
86.22 feet to the North Right-of-way line of State Road 26; then run West along said right-of-way line 140.78 feet to the East right-of-way line of Interstate-75; then run North 40DEG. West, 322.68 feet to the POINT OF BEGINNING; then continue North 40DEG. West, 66.46; feet then run East 43.43 feet; then run South 50.76 feet to the POINT OF BEGINNING; Being the same property described in that certain Tax Deed recorded in Official Records Book 1296, page 548, of the Public Records of Alachua County, Florida.

                                   EXHIBIT A

                               LEGAL DESCRIPTION

A portion of Lots 12 through 16 and 34 through 37, and that portion of vacated Cypress Street, CAVEDO ADDITION, as recorded in Map Book 2, Page 168, of the Public Records of Volusia County, Florida, and that portion of Lot MM, F.E. LOVEJOY SUBDIVISION as recorded in Map Book 7, Page 43, of the Public Records of Volusia County, Florida, and a portion of Section 44, Township 17 South, Range 34 East, being East of the right of way of the Florida East Coast Railroad, more particularly described as follows:

From the intersection of the Westerly line of South Dixie Freeway (U.S. Highway No. 1), a 100 foot right of way with the Southerly line of said Lot 37, CAVEDO ADDITION, as the POINT OF BEGINNING, run S 70DEG.49'43" W along the Southerly line of said Lot 37, the Westerly extension of the Southerly line of said Lot 37, and the Southerly line of said Lot 12 and the Westerly extension of the Southerly line of said Lot 12 a distance of 207.93 feet to a point 25 feet East of as measured at right angles, to the centerline of the Northbound tracts of said Florida East Coast Railroad; Thence N 21DEG.05'21" W, along a line 25 feet East of said Centerline a distance of 286.53 feet; Thence N 20DEG.47'23" W along a line 25 feet East of said Centerline a distance of 6.76 feet; Thence N 67DEG.16'24" E along the Northerly line of said Lot 16 a distance of 69.99 feet; Thence S 21DEG.05'21" E a distance of 100.04 feet; Thence N 67DEG.16'24" E along the Westerly extension of the Northerly line of said Lot 34, and the Northerly line of said Lot 34 a distance of 222.27 feet to the Westerly right of way line of said So. Dixie Freeway and point on the arc [ILLEGIBLE] curve concave Northwest, having a radius of 831.95 feet and a chord bearing of S [ILLEGIBLE]
 36" W; Thence along the Westerly right of way line of said So. Dixie Freeway run the following courses and distances: Southerly along the arc of said curve through a central angle of 5DEG.52'51" a distance of 85.39 feet to the P.R.C. of a curve concave Southwest, having a radius of 931.95 feet and a chord bearing of S 0DEG.25'15" W; Thence run Southerly along the Arc of said curve through a central angle of 8DEG.35'34" a distance of 139.77 feet to the POINT OF BEGINNING.

AND

All of Lots 35, 36 and 37 lying West of the West right-of-way line of South Dixie Freeway (U.S Highway No. 1) And the Easterly one-half of Cypress Street (vacated) adjacent and contiguous to said lots, CAVEDO ADDITION in New Smyrna Beach, according to the plat thereof as recorded in Map Book 2, Page 68, of the Public Records of Volusia County, Florida; said property also being known and described as that part of Lot MM, F.E. LOVEJOY SUBDIVISION, according to the plat thereof as recorded in Map Book 7, Page 43, of the Public Records of Volusia County, Florida, lying East of the Centerline of Cypress Street and West of the West right-of-way line of South Dixie Freeway and North of the [ILLEGIBLE] line of Third Street.

                                   EXHIBIT A

                               LEGAL DESCRIPTION

Lot 17, less the West 200 feet thereof, PARKWAY CENTER, PHASE II, according to the Plat thereof recorded in Plat Book 9, Page 88, of the Public Records of Orange County, Florida.

                                   EXHIBIT A

                               LEGAL DESCRIPTION

The East 140 feet of Lot 3, Block N, COLLEGE PARK SECOND ADDITION, as recorded in Plat Book "H", Page 36, of the Public Records of Marion County, Florida.

                                   EXHIBIT A

                               LEGAL DESCRIPTION

Commence at the Northwest corner of Section 29, Township 22 South, Range 25 East, Lake County, Florida; thence South 00DEG.16'29" West along the West boundary of said Section 29, also being the center line of right-of-way for Grand Highway, 1012.78 feet (as 830.10 calculated by surveyor); thence South 83DEG.29'59" East 30.18 feet to the Easterly right-of-way line of said Grand Highway and the POINT OF BEGINNING; thence continue South 83DEG.29'59" East
206.22 feet; thence South 00DEG.16'29" West, 297.28 feet to the Northerly right-of-way line of State Road No. 50; thence North 83DEG.29'59" West along said Northerly right-of-way line 14.44 feet; thence continue along said right-of way line South 6DEG.29'59" West, 14.75 feet to a point on a curve of said right-of-way, said curve being concave Northerly and having a radius of 8519.37 feet; thence Westerly along said curve and aforesaid right-of-way line, through a central angle of 1DEG.16'50", an arc distance of 190.24 feet to the aforesaid Easterly right-of-way line of Grand Highway; thence North 00DEG.16'29" East along said right-of-way line, 310.00 feet to the POINT OF BEGINNING.

                                  EXHIBIT A

                              LEGAL DESCRIPTION


All of Block 2 and East 1/2 of Block 3, Western Division, of the City of Lake City, Florida, Less and Except that portion thereof acquired by the State of Florida for road right of way purposes as more particularly described in Final Judgment in Civil Action No. 78-23-CA dated April 3, 1980 and recorded in Official Records Book 445, Page 314 and by Final Judgment in Civil Action No. 77-632-CA, dated April 3, 1980 and recorded in Official Records Book 445, page 487, Public Records of Columbia County, Florida.

                                 EXHIBIT A

                            LEGAL DESCRIPTION


A part of Lots 1 and 2, MORGAN LANDS SUBDIVISION, according to the Plat thereof, as recorded in Plat Book 1, Page 5, Public Records of Brevard County, Florida, more particularly described as follows:

Begin at the intersection of the Easterly Right of Way of U.S. Highway No. One and the North right of way of Buffalo Road (an 80 foot right of way); thence run North 26DEG.51'08" West along said Easterly right of way of U.S. Highway No. One, 235.00 feet; thence South 89DEG.37'06" East departing from a right of way, 319.82 feet to the Westerly boundary of Century Medical Plaza, as recorded in Plat Book 29, Page 9, Public Records of Brevard County, Florida; thence run South ?DEG.43'10" East along said Westerly boundary,
232.68 feet to a point on the aforementioned North right of way of Buffalo Road, said point being the Southwe? corner of Lot 17 of the aforementioned Century Medical Plaza, according to the Plat thereof, as recorded in Plat Book 29, Page 9; thence run North 89DEG.37'0?" West along said North right of way of Buffalo Road, 314.65 feet to the POINT OF BEGINNING.

                                  EXHIBIT A

                              LEGAL DESCRIPTION


Lots 34 and 35, AMENDED PLAT OF DRUID PARK, according to the Plat thereof, as recorded in Plat Book 7, Pages 5 and 6, Public Records of Seminole County, Florida, LESS the East 110 feet of the South 109 feet of said Lots 34 and 35.

AND

The West 40 feet of the East 150 feet of Lots 36 and 37, AMENDED PLAT OF DRUID PARK, according to the plat thereof, as recorded in Plat Book 7, Pages 5 and 6, Public Records of Seminole County, Florida, less right-of-way for Airport Boulevard.

                                 EXHIBIT A

                             LEGAL DESCRIPTION


Lot 2, Block 1, COUNTRYSIDE COMMERCIAL CENTER PHASE I, as per map recorded in Map Book 39, Page 102, of the Public Records of Volusia County, Florida.

                                 EXHIBIT A

                             LEGAL DESCRIPTION


                        LEGAL DESCRIPTION CONTINUED

County, Florida; thence North along the East line of Section 14 for 390 feet; thence deflect 89DEG.10' left for 115 feet to the Point of Beginning (P.O.B.); thence deflect 89DEG.10' right for 150 feet; thence deflect 90DEG.50' right for 100 feet; thence deflect 90DEG.50' left for 67.24 feet; thence deflect 90DEG.29'30" left for 459.13 feet to the Easterly right of way line of Davis Highway - State Road No. 291 (80 foot right of way), said point being on a curve having a radius of 7679.49 feet; thence deflect 61DEG.11'10" left along the chord of said curve for 232.90 feet; thence deflect 117DEG.29'23" left for 469.67 feet to the Point of Beginning.

LESS that portion of Section 14, Township 1 South, Range 30 West, Escambia County, Florida, described as follows: Commence at the Southeast corner of
Section 14, Township 1 south, Range 30 West, Escambia County, Florida, as established at Johnson Avenue by Court Order filed February 11, 1955 in the Escambia County Circuit Court Minute Book A-7 at page 169 of the public records of said County; thence North along the East line of Section 14 a distance of 607.24 feet; thence deflect 90DEG.29'30" left a distance of 15.00 feet to the Point of Beginning; thence continue same course a distance of
459.13 feet to the Easterly right of way line of Davis Highway - State Road #291 (80 foot right of way), said right of way line being a circular curve concave to the Northwest, having a radius of 7679.49 feet; thence deflect 61DEG.23'56" left along the chord of said curve a distance of 113.86 feet; thence from said chord deflect 118DEG.36'04" left a distance of 512.78 feet; thence deflect 89DEG.30'30" left a distance of 100.00 feet to the Point of Beginning.

                                  EXHIBIT A

                              LEGAL DESCRIPTION


The North 210.0 feet of the West 286.0 feet of that part of Lots 22, 23, 30 and 31, Block 29, ASSESSOR'S SUBDIVISION OF ORANGE CITY, as recorded in Map Book 3, Page 86, of the Public Records of Volusia County, Florida, described as follows:

Commencing at the intersection of the North Right of Way Line of Rhode Island Avenue and East Right of Way line of U.S. highway 17 and 92, as now laid out; run thence North 00DEG.04'25" East along said East right of way line a distance of 426.80 feet to the POINT OF BEGINNING; thence continue North 00DEG.04'25" East right of way line a distance of 420.00 feet; thence South 89DEG.55'35" East, a distance of 1025.48 feet; thence South 00DEG.04'25" West a distance of 420.00 feet; thence North 89DEG.55'35" West, a distance of 1025.48 feet to the POINT OF BEGINNING.

                                  EXHIBIT A

                              LEGAL DESCRIPTION


Parcel I

Commence at the Northwest corner of the Northwest 1/4 of the Southeast 1/4, run thence North 87DEG.20' East along the Northerly line, 40.50 feet to the Easterly right-of-way of U.S. 17; run thence South 03DEG.14' East, 25.00 feet for the POINT OF BEGINNING; thence run North 87DEG.20' East, 248.00 feet; run thence South 03DEG.08'18" East, 207.90 feet; run thence South 87DEG.20' West,
248.00 feet; run thence North 03DEG.48'56" West, 207.90 feet to the POINT OF BEGINNING, lying and being in Section 17, Township 28 South, Range 26 East, Polk County, Florida.

Parcel II

That part of the Northwest 1/4 of the Southeast 1/4 of Section 17, Township
28 South, Range 26 East, Polk County, Florida, being more particularly described as follows: Commence at the Northwest corner of the Northwest 1/4 of the Southeast 1/4 of Section 17, Township 28 South, Range 26 East, Polk County, Florida, for a point of reference; thence run North 87DEG.20'00" East along the North line of said Northwest 1/4 of the Southeast 1/4, a distance of 40.50 feet to a point on the Easterly right-of-way boundary of U.S. Highway #17; thence run South 03DEG.48'56" East along said
Easterly right-of-way boundary, a distance of 257.90 feet for the POINT OF BEGINNING; thence run North 87DEG.20'00" parallel with said North line of the Northwest 1/4 of the Southeast 1/4, a distance of 263.67 feet; thence run North 67DEG.56'49" West, a distance of 136.42 feet to the beginning of a curve concave to the Southerly having a radius of 67.80 feet and a central angle of 26DEG.33'30"; thence run Westerly along the arc of said curve, and arc distance of 31.43 feet for a chord bearing of North 81DEG.22'28" West and a distance of 90.12 feet to the beginning of a curve concave to the Northeasterly having a radius of 5.27 feet and a central angle of 91DEG.23'19"; thence run Northwesterly along the arc of said curve, an arc distance of 8.41 feet for a chord bearing of North 49DEG.08'10" West and a chord distance of 7.54 feet to an intersection with said Easterly right-of-way boundary of U.S. Highway #17; thence run North 03DEG.07'00" West along said Easterly right-of-way boundary, a distance of 127.87 feet; thence run North 03DEG.48'56" West along said
Easterly right-of-way boundary, a distance of 70.73 feet to said POINT OF BEGINNING.

                                  EXHIBIT A

                              LEGAL DESCRIPTION


All that tract or parcel of land, situate, lying and being in the City of Milledgeville, Baldwin County, Georgia, in Land Lot 296 of the First Land District thereof, containing 1.44 acres, more or less, and being particularly shown on a plat of survey by Walker McKnight Surveyors, Inc. dated
October 1982, recorded in Deed Book 172, page 169, records of Office of the Clerk of the Superior Court of Baldwin County, Georgia. Said plat is by this reference incorporated herein in aid of this description. Said property fronts 210 feet on the northeasterly margin of U.S. Highway 441 and extends back in a northeasterly direction in equal width a distance of 300 feet.

TOGETHER WITH those rights arising under that certain Drainage Easement from Baldwin Land Sales, Ltd., a Georgia limited partnership to Spartan Food Systems, Inc., a Delaware corporation, dated December 30, 1982, recorded in Deed Book 173, page 347, Baldwin County records.

This is the same property conveyed to Quincy's Realty, Inc. by Warranty Deed of TW Services, Inc., dated December 6, 1989, recorded in Deed Book 269, page 146, said records.

                                  EXHIBIT A

                              LEGAL DESCRIPTION


TRACT 1:

All that tract or parcel of land lying and being in the Glyndale Section, 1356th Georgia Militia District, Glynn County, Georgia, being more particularly described as follows:

Beginning at a point on the southwesterly line of the public road from Brunswick to Jesup, Georgia, such road known as State Highway No. 27, where said southwesterly line of said public road is intersected by the southerly line of a thirty-foot driveway known as Aubery Street which runs from said public road in a westerly direction, and from said beginning point running south 39DEG.30' east along said southwesterly line of said public road a distance of 158 feet; thence south 55DEG.30' west 197.3 feet to a point; thence north 39DEG.30' west 158 feet to a point;
thence north 55DEG.30' east 197.3 feet to the westerly side of State Highway No. 27 and the point of beginning, according to a plat of survey by C. H. Bliss, Surveyor, dated March 21, 1966, redrawn March 8, 1967, and revised April 6, 1967.

TRACT II:

All that tract or parcel of land situate, lying and being in Glynn County, and in the 1356th G. M. District, State of Georgia, more particularly described as follows:

Beginning at a point where the northwesterly line of Butler Drive is intersected by the southwesterly line of U.S. Highway No. 341; from said beginning point run in a southwesterly direction along the northwesterly line of Butler Drive 163.20 feet to a point; thence run north 39DEG.30' west 210 feet to a point; thence run north 55DEG.30' east
190.20 feet to the southwesterly line of U.S. Highway No. 341; thence run south 39DEG.35' east 158.76 feet along the southwesterly line of U.S. Highway No. 341 to a point; thence run south 10DEG.27' east
55.91 feet along the southwesterly line of U.S. Highway No. 341 to the point of beginning.

EXCEPTED, HOWEVER, from the property described in Tract I and Tract II, above, are those two certain tracts of land, containing 0.041 acre and 0.002 acre, conveyed by Quincy's Realty, Inc. to the Department of Transportation, State of Georgia, by a deed dated September 22, 1994, recorded in the office of the Clerk of Superior Court of Glynn County, Georgia, at Deed Book 55-A, Page 254, in connection with the widening of U.S. Highway No. 341.

                                  EXHIBIT A

                              LEGAL DESCRIPTION

ALL that lot, tract or parcel of land, with improvements thereon, situate, lying and being in the State of Georgia, County of Richmond, the 1269th GMD and being more particularly described as follows:

     TO FIND THE TRUE POINT OF BEGINNING, commence at a point located at the intersection of the eastern right-of-way line of Capp Street (having a 50 foot right-of-way) with the southern right-of-way line of Wrightsboro Road (having a varying right-of-way width); run thence in a generally easterly direction long said southern right-of-way line of Wrightsboro Road North 80DEG.28'55" East a distance of 383.91 feet to a point, being the TRUE POINT OF BEGINNING; from the True Point of Beginning as thus established, and thence leaving said right-of-way line, run South 12DEG.51'55" East a distance of 428.38 feet to a point; thence North 72DEG.04'25" East a distance of 84.58 feet to a point; thence North 14DEG.17'54" West a distance of 139.46 feet to a point; thence North 77DEG.19"05" East a distance of 54.71 feet to a point; thence North 14DEG.07'48" West a distance of 87.91 feet to a point; thence North 75DEG.50'28" East a distance of 75 feet to a point; thence North 14DEG.01'57" West a distance of 180.17 feet to a point located on the southern right-of-way line of Wrightsboro Road; run thence in a generally westerly direction along said right-of-way line South 80DEG.28'55" West a distance of 205.15 feet to a point, said point being the TRUE POINT OF BEGINNING.

The above-described property contains 1.28 acres and is shown on and described according to that Boundary, Topographic, and Utility Survey prepared for by Ayer Graham & Associates, Inc. (Thomas M. Graham, Jr., Georgia R.L.S. #1880), dated April 11, 1986, last revised June 24, 1986, which certain Survey is incorporated herein by this reference and hereby made a part of this description.

                                  EXHIBIT A

                              LEGAL DESCRIPTION


Tract One:

All that lot, tract, or parcel of land, together with improvements thereon, lying and being in the Toccoa (440) G.M.D., City of Toccoa, Stephens County, Georgia, containing 1.36 acres and shown as Tract Four on that plat of survey for Charles W. Smith and Mary Jo Smith by Hubert Lovell, Georgia Registered Surveyor, dated 4-28-80, and recorded in Plat Book 9 Page 392 of the Stephens County, Georgia Plat Records, and which plat is hereby incorporated by reference for a more complete description of said property.


Tract Two:

All that lot, tract, or parcel of land, together with improvements thereon, lying and being in the Toccoa (440) G.M.D., City of Toccoa, Stephens County, Georgia, containing 0.19 acres and shown on that plat of survey for Spartan Food Systems, Inc. by Clelland A. Tyson, Georgia Registered Surveyor, dated 9-26-84, and recorded in Plat Book 11 Page 199 of the Stephens County, Georgia Plat Records, and which plat is hereby incorporated by reference for a more complete description of said property.


Both Tract One and Tract Two were conveyed to Quincy's Realty Inc. by warranty deed dated 12-6-89 and recorded in Deed Book 226 Page 718 of the Stephens County, Georgia Deed Records.

                                  EXHIBIT A

                              LEGAL DESCRIPTION


That certain parcel of land situated in Section 35, Township 7 South, Range 7 West, Jackson County, Mississippi, and being more particularly described as follows:

Commencing at the Southeast corner of said Section 35, and run North 00DEG.02' East along the East line of said Section 35, a distance of 2,204.39 feet to the POINT OF BEGINNING.

Thence continue North 00DEG.02' East 152.38 feet to a point in the South right-of-way line of U.S. Highway 90;

Thence North 79DEG.50' West and along said South right-of-way line a distance of 150.00 feet;

Thence South 10DEG.10' West 150.00 feet to a point;

Thence South 79DEG.50' East 176.81 feet to the POINT OF BEGINNING.

                                EXHIBIT A

                            LEGAL DESCRIPTION


A PARCEL OF LAND SITUATED IN THE SOUTHEAST 1/4 OF THE NORTHWEST 1/4 OF
SECTION 18, TOWNSHIP 7 SOUTH, RANGE 5 WEST, JACKSON COUNTY, MISSISSIPPI,
BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:
    COMMENCING AT THE NORTHEAST CORNER OF SECTION 18, TOWNSHIP 7 SOUTH, RANGE 5 WEST, JACKSON COUNTY, MISSISSIPPI; THENCE S89DEG.56'00"W 1774.91' TO A POINT; THENCE S00DEG.01'09"W 2664.34' TO A POINT; THENCE WEST 1605.77' TO A POINT; THENCE N13DEG.59'57"W 975.52' TO A POINT ON THE SOUTH MARGIN OF A 50' WIDE RIGHT-OF-WAY RESERVED FOR ROAD AND STREET PURPOSES; THENCE S71DEG.00'03"W 367.11', ALONG SAID SOUTH MARGIN OF RIGHT-OF-WAY, TO AN "X" MARK IN A
RAILROAD BEAM AT THE EAST MARGIN OF A RIGHT-OF-WAY RESERVED FOR A 50' WIDE SERVICE ROAD; THENCE S18DEG.57'29"E 120.00', ALONG SAID EAST MARGIN OF RIGHT-OF-WAY, TO AN "X" SET IN A CONCRETE HEADWALL BEING THE POINT OF BEGINNING; THENCE S18DEG.57'29"E 155.23', ALONG SAID EAST MARGIN OF RIGHT-OF-WAY, TO AN IRON PIPE FOUND; THENCE N70DEG.53'45"E 350.00' TO AN IRON ROD; THENCE N18DEG.56'03"W 154.59' TO AN IRON ROD; THENCE S71DEG.00'03"W 350.00' TO THE POINT OF BEGINNING, CONTAINING 1.2448 ACRES.

RECIPROCAL EASEMENT:

BEING THE NORTH 120.0 FEET OF THE ABOVE DESCRIBED PROPERTY AS PER DEED BOOK 968, PAGE 98.

                                  EXHIBIT A

                              LEGAL DESCRIPTION


That certain parcel of land being in and part of the Section 9, Township 7 South, Range 11 West, in Harrison County, Mississippi, and more particularly described as follows:

Beginning at a point on the West margin of the new Highway #49, which is
451.4 feet South of the North margin of Section 9, Township 7 South, Range 11 West, and from said point of of beginning running thence West a distance of
456.4 feet to a point, running thence South a distance of 161.1 feet to a point, running thence South 87DEG.54' East a distance of 481 feet to the West margin of said U. S. Highway #49; running thence North along the West margin of said U. S. Highway #49, a distance of 180.6 feet to the point of beginning.

Situated in the NW 1/4 of the NW 1/4 of Section 9, Township 7 South of Range 11 West in Harrison County, Mississippi.

                                 EXHIBIT A

                            LEGAL DESCRIPTION


BEGINNING at a point in the westerly right-of-way line of U.S. Highway 74 By-Pass, which point is located S. 26-46-10.5 E. 10.13 feet from the northeast corner of the property owned by Belk Department Store of Forest City, North Carolina, Inc. (which is also in the westerly right-of-way line of U.S. Highway 74) as shown on that survey of Tri-City Mall by David Lanter, R.S., dated October 6, 1970; and proceeding thence with the westerly right-of-way line of U.S. Highway 74 299.112 feet along an arc with a radius of 5599.58 feet to a point located S. 26-11-15 E. 299.084 feet from the point of Beginning; thence S. 52-14 W. 162.55 feet to a point, a new corner; thence
N. 37-46 W. 21.0 feet to a point; thence continuing the same call 212.0 feet to a point; thence N. 52-14 E. 90.0 feet to a point; thence N. 37-46 W. 60.0 feet to a point; thence N. 52-14 E. 132.59 feet to the point of Beginning.

                                EXHIBIT A

                            LEGAL DESCRIPTION


LYING AND BEING ON THE EAST SIDE OF ATKINSON STREET, ON THE WEST SIDE OF SOUTH MAIN STREET, ON THE NORTHWESTERN SIDE OF SUSET DRIVE, AND MORE PARTICULARLY DESCRIBED AS FOLLOWS TO WIT: BEGINNING AT AN IRON STAKE AT THE POINT OF INTERSECTION OF THE WESTERN RIGHT OF WAY LINE OF SOUTH MAIN STREET WITH THE NORTHWESTERN RIGHT OF LINE OF SUSET DRIVE, AND RUNNING THENCE FROM SAID POINT OF BEGINNING AS AND WIT THE NORTHWESTERN RIGHT OF WAY LINE OF SUNSET DRIVE SOUTH 71DEG.12' WEST 204.44 FEET TO A IRON STAKE SITUATED IN THE NORTHWESTERN RIGHT OF WAY LINE OF SAID DIRVE, A COMMON CORNER IWTH MRS
GEORGE M. BRINER, THENCE AS AND WITH BRINER'S LINE THE FOLLOWING COURSES AND DISTANCES NORTH 22DEG.58'45" EAST 5.54 FEET TO A CONCRETE MONUMENT, THENCE NORTH 67DEG.07' WEST 152.53 FEET TO A CONCRETE MONUMENT SITUATED IN THE EASTERN RIGHT OF WAY LINE OF ATKINSON STREET, THENCE AS AND WITH THE EASTERN RIGHT OF WAY LINE OF ATKINSON STREET NORTH 22DEG.55' EAST 216.70 FEET TO AN IRON STAKE, SITUATED IN THE EASTERN RIGHT OF WAY LINE OF ATKINSON STREET; THENCE SOUTH 67DEG.17' EAST 305 FEET TO AN IRON STAKE, SITUATED IN THE WESTERN RIGHT OF WAY LINE OF SOUTH MAIN STREET, THENCE AS AND WITH THE WESTERN RIGHT OF WAY LINE OF SOUTH MAIN STREET SOUTH 22DEG.50'15" WEST 87.16 FEET TO THE POINT OF BEGINNING CONTAINING 1.3 ACRE MORE OR LESS AND BEING THAT LAND CONVEYED TO QUINCY'S REALTY, INC BY T.W. SERVICES, INC. IN DEED BOOK 12-1, PAGE 91, SCOTLAND COUNTY REGISTRY.

                          LEGAL DESCRIPTION


Located in Richmond County, North Carolina. BEGINNING at an iron stake on the southwestern edge of the 150-foot right of way of U. S. Highway No. 74, the southeastern corner of the tract of which this is a part conveyed to Grantor herein by Meyers-Thornton Investment Company by Deed hereinafter referred to; and from said point of beginning running with the original line South 39-08 West 400.1 feet to an iron stake, a new corner; thence North 49-20 West 149.1 feet to an iron stake, a new corner; thence North 40-40 East 400 feet to an iron stake in the southwest edge of U. S. Highway No. 74, a new corner; thence with the southwestern edge of said highway South 49-20 East 138.4 feet to the point of BEGINNING.

                                LEGAL DESCRIPTION


Being all that piece or parcel of land being located in the southern part of the City of Shelby, Cleveland County, State of North Carolina, between the U.
S. Highway No. 74 (Dixon Blvd.) and N. C. Highway No. 226 (Earl Road) and being part of the McMurry Company property and being more particularly described as follows: BEGINNING at a point in the centerline of the median of U. S. Highway No. 74 (Dixon Blvd.) and runs thence S. 64-03-25 E. for
287.00 feet to a point in said median; thence turning and running with the property of Shelby Location, Inc. for two calls to-wit: S. 47-13-17 W. for
125.16 feet (passing an iron pin at 82.54 feet and a P.K. Nail at 123.13 feet) to a P.K. Nail; thence S. 25-56-35 W. for 244.78 feet (Basis of Bearings) (passing a P.K. nail at 211.74 feet) to a railroad spike in N. C. Highway No. 226 (Earl Road); thence turning and running with N. C. Highway No. 226 (Earl Road) N. 47-27-40 W. for 252.08 feet to a point in N. C. Highway No. 226 (Earl Road); thence turning and running with the property of Wilkins N. 25-56-35 E. 289.41 feet (passing an iron pin at 33.13 feet to the point and place of BEGINNING.

                                    EXHIBIT A

                               LEGAL DESCRIPTION


SITUATED in the State of North Carolina, County of Mecklingburg, land also being located in the town of Matthews, being bounded on the north by the Exxon Corp. (3190/329) U.S. highway #74 on the northeast,, Frances Grigston (7617/349) on the west, Brigman Family Farm (3885/60) on the south, and Spardees Realty, Inc. (6408/174) on the east.

Commencing at a found P-K nail in the centerline intersection of N.C. Highway #51 and U.S. Highway #74, said point being the POC, or Point of Commencement, South 27DEG.49'47" East 468.52 feet to a found iron stake on the right of way of U.S. Highway #74 and the northernmost corner of the Spardees Realty, Inc. property said point being the POB, or Point of Beginning;

THENCE South 49DEG.49'58" West 324.37 feet to an Iron Stake;

THENCE North 87DEG.05'51" West 65.28 feet to an iron stake in the Brigman Family Farm;

Thence North 40DEG.18'52" West 137.37 feet to an iron stake in the Frances Grigston property;

THENCE North 1DEG.52'26" West 70.45 feet to an iron stake, North 49DEG.49'58" East 74.36, North 40DEG.10'02" West 281.67 feet to an iron stake, North 14DEG.35'08" West 40.22 feet to an iron stake in the right-of-way of N.C. Highway #51;

THENCE North 68DEG.26'26" East 16.17 feet to an iron stake;

THENCE South 40DEG.10'02" East 397.03 feet to an existing iron stake, the southernmost corner of the said Exxon Corp. property;

THENCE North 49DEG.49'58" East 221.31 feet to an iron stake in the right-of-way of U.S. Highway #74;

THENCE South 40DEG.18'52" East 153.00 feet to the point of BEGINNING

                                EXHIBIT A

                            LEGAL DESCRIPTION


Beginning on a iron pipe located at the back of the curb for N.C. Highway 18, corner of Swan Corporation (Kentucky Fried Chicken) (now or formerly); thence with the edge of the curb N 51-20-00 W 138.91 feet; thence along a common boundary line with Spardee's Realty, Inc. N 42-18-13 E 269.34 feet to a point; thence continuing along a common boundary line with Spardee's Realty, Inc. N 51-20 W 124.76 feet to a point in the Bobby Clark line (now or formerly): thence with the Bobby Clark line N 42-18-13 E 80.8 feet to a point; thence S. 51-20 E 261.3 feet to a point; thence S 41-55 W 350 feet to an iron pipe set in the back of the curb, the point of beginning.

                               EXHIBIT A

                          LEGAL DESCRIPTION


    center, R.L.S. L-1365 on September 14, 1990, and being an eastern portion of the land conveyed in Sturdivant - Gambill by deed recorded in OB. 523, pg. 49, WCR.

TRACT II
Being all that tract of land containing 58,083 square feet on 1.333 acre by D.M.D., located in the Town of Wilkesboro, Reddies River Township, Wilkes County, North Carolina, bounded by land owned by and/or possession of persons as follows: on the North by the southern edge of the right of way along Curtis Bridge Road, on the East by the Sturdivant and Gambill property as described in Deed Book 563, Page 49, on the South and West by a dedicated sixty foot (60') street as recorded in Deed Book 590 Page 566; and being more particularly described by courses (magnetic North 1976) and distances obtained from calculations on June 23, 1963, by R. H. Carpenter, R.L.S. (L-1385) for Northwestern Surveying and Mapping, Inc. as follows:

Commencing on a State Highway Commission Standard Brass Disk (6-J5-1) embedded in the northern curb at the East end of Curtis Bridge over the Yadkin River; then North 76DEG.46'41" West 844.37 to the point of beginning.

BEGINNING at the northwest corner of the herein described tract, said point being at the southeast corner of the intersection of the aforesaid southern edge of the right of way along Curtis Bridge Road and the eastern edge of the aforesaid sixty-foot (60') street; thence along the southern edge of the right of way along Curtis Bridge Road South 73DEG.47'23" East 180.00 feet to a Concrete Monument set; thence leaving said right of way on a new line South 16DEG.12'37" West 362.45 feet to a Concrete Monument set on a curve in the northern edge of a proposed sixty-foot (60') street; thence along the northern edge of said right and way and curve that curves to the left, said curve having a chord bearing of North 52DEG.49'25" West, a chord distance of 166.40 feet, a radius of 437.36 feet, an arc length of 167.42 feet to a Concrete Monument set at a point of reverse curvature, being the same corner as described in the aforesaid Deed Book 590, Page 566; thence continuing along said right of way on a curve that curves to the right and having a chord bearing of North 23DEG.47'23" West, a chord distance of 38.30 feet to a Concrete Monument set; thence continuing along said right of way North 16DEG.12'37" East 273.57 feet to the point of beginning.

                              EXHIBIT A

                          LEGAL DESCRIPTION


Located in Catawba County, North Carolina, BEGINNING on an iron pin in concrete on the southern right-of-way of Conover Boulevard and running with the property of McDonald's Corporation S. 32-16-38 W. for 329.32 feet to an iron pin on the northern right-of-way of Boundary Street (said iron pin being located N. 29-17-05 E. 3.02 feet from a 1" iron pin); thence running with Boundary Street S. 82-58-59 W. 61.27 feet to an iron pin; thence S. 80-19-40
W. for 69.07 feet to an iron pin (said iron pin being located N. 07-29-34 W.
9.06 feet from a 3/4" iron pin); thence turning and running with the property of Wilhelm N. 07-41-24 W. for 254.00 feet to an existing car jack on the southern right-of-way of Conover Boulevard; thence running with Conover Boulevard N. 82-17-56 E. for 341.83 feet to the point and place of BEGINNING.

                                 EXHIBIT A

                             LEGAL DESCRIPTION


     A certain tract or parcel of land lying and being in the City of Belmont, Gaston County, North Carolina and bounded on the north by BNE Restaurant Group 1, LLC, on the east by North Main Street (N. C. 7 and old
N. C. 273), on the south by South Fork Street (also known as Ford Street), on the west by R. L. Stowe Mills, Inc. and Block A of the R. L. Stowe Subdivision known as South Fork Crossing as recorded in Plat Book 47 at page 81 of the Gaston County Registry, and being more particularly described as follows:

     Beginning at the Point of Beginning, said Point of Beginning being an iron pin found on the westerly right-of-way line of North Main Street (N. C. 7 and old N. C. 273), said iron being the southeasterly corner of the property of BNE Restaurant Group 1, LLC as recorded in Deed Book 2648 at page 970 of the Gaston County Registry;

     Thence, from said Point of Beginning, with the westerly right-of-way line of North Main Street (N. C. 7 and old N. C. 273), S 4DEG.04'44" E. passing a concrete right-of-way monument found at 197.20 feet, for a total distance of 225.74 feet (formerly a record bearing and distance of N 4-04-59 W 225.77 feet) to a PK nail found at the northwesterly intersection of the westerly line of North Main Street (N. C. 7 and old N. C. 273) and the northerly line of South Fork Street (also known as Ford Street) (said Pk nail being located N 75DEG.08'25" E for a distance of 76.15 feet from a PK nail set (control point) in the centerline of South Fork Street (also known as Ford Street);

     Thence, with the northerly right-of-way of South Fork Street (also known as Ford Street), N 89DEG.43'12" W. passing a PK nail found in the centerline of CSX Railroad (formerly Seaboard Railway Systems) railroad track at 132.46 feet, for a total distance of 299.95 feet (formerly a record distance of S 89-43-13 E 300.04 feet) to an iron pin found in the northerly right-of-way of South Fork Street (also known as Ford Street) and a common corner of R. L. Stowe Mills, Inc. property recorded in Deed Book 1268 at page 441 of the Gaston County Registry and the southeasterly corner of lot 36, Block A,
R. L. Stowe Mills, Inc. subdivision known as South Fork Crossing as recorded in Plat Book 47 at page 81 of The Gaston County Registry (said iron pin found being located N 84DEG.18'44" E for a distance of 182.84 feet from a PK nail set (Control Point) in the intersection of the centerlines of Ford Street and South Fork Street (also known as Ford Street);

     Thence, the following ? bearings and distances with the line of the
R. L. Stowe Mills, Inc. property and with lots 36 and lots 34, 33, and 32, Block A of the aforementioned plat:
     1. N 00DEG.06'51" W for a distance of 100.26 feet (formerly a record bearing and distance of S 00-18-47 W 100.00 feet) to an iron pin found;
     2. N 89DEG.48'49" W for a distance of 64.29 feet (formerly a record bearing and distance of S 80-41-13 E 65.00 feet) to an iron pin found;
     3. N 00DEG.18'47" W for a distance of 206.68 feet (formerly a record bearing and distance of S 00-18-47 W 206.74 feet) to an iron pin found in the property line of BNE Restaurant Group 1, LLC as recorded in Deed Book 2648 at page 970 of the Gaston County Registry;

     Thence, with said BNE Restaurant Group 1, LLC line, S 76DEG.29'20" E for a distance of 357.13 feet (formerly a record bearing and distance of N 76-30-10 W 357.15 feet) to the Point of Beginning.

                                EXHIBIT A

                           LEGAL DESCRIPITION


A certain parcel of land situated in the City of Mount Airy, Mount Airy Township, Surry County, North Carolina.

Being Tax Parcel 624 of Tax Block 7 of Tax Map 5929, recorded in Deed Book 540, Page 1754 in the Surry County Registry.

2021 Rockford Street
Mount Airy, N.C. 27031

Lying and being in the City of Mount Airy, Mount Airy Township, Surry County, North Carolina, and being more particularly described as follows:

TRACT #1:

BEGINNING at a new iron pin in the eastern right of way line of N.C. Highway 601 (Rockford Street) at corner common to Harding S. Johnson, and runs thence with line common to Harding S. Johnson South 57DEG.23'13" East 278.29 feet to a new iron pin in the western right of way line of Park Drive (formerly Dobson Avenue); thence with the western right of way of Park Drive South 14DEG.10'45" West 30 feet to an existing iron pin of corner common to Betty
B. Blackman; thence with line common to Betty B. Blackman South 65DEG.17'03" West 259.85 feet to a new iron pin in the center of Forrest Drive (unopened); thence with the center of Forrest Drive North 24DEG.42'57" West 174.08 feet to a new iron pin in the eastern right of way line of Rockford Street; thence with the eastern right of way line of Rockford Street North 32DEG.15'18" East
153.23 feet to a new iron pin, the point of BEGINNING, and passing over a driven iron pin 14.91 feet after the commencement of this course; and containing 1.301 acres, as appears from survey plat by Bunn Engineering, dated December 10, 1990, and as revised February 4, 1991.

Express reference is made to deeds recorded in Book 499, Page 815; Book 499, Page 818; Book 499, Page 820; Surry County Registry; and Resolution adopted by the Board of Commissioners of the City of Mount Airy on April 2, 1991, ordering the closing of a portion of Forrest Drive, which appears of record in the Office of the Register of Deeds of Surry County.

The above-described tract is all that property described on deed recorded in Book 501, page 250, Surry County Registry.

Tract #2:

BEGINNING at a new iron pin in the eastern right of way line of N.C. Highway 601 (Rockford Street), said beginning point being located South 32DEG.15'18" West 7.30 feet from an existing iron pin for Harding S. Johnson (DB 160, Page 490), and runs thence a new line for Harding S. Johnson South 60DEG.02'46" East 244.45 feet to a new iron pin in the western right of way line of Park Drive (formerly Dobson Avenue); thence with the western right of way line of Park Drive South 14DEG.10'45" West 109.67 feet to a new iron pin at corner common to property now owned by James A. McFarland, Jr.
and wife, Sonja K. McFarland; thence with line common to property owned by McFarland North 57DEG.23'13" West 278.29 feet to a new iron in the eastern right of way line of Rockford Street and at corner common to McFarland; thence with the eastern right of way line of Rockford Street North 32DEG.15'18" East 92.70 feet to a new iron pin, the point of BEGINNING, containing .77 acre, as appears from survey for East Coast Development by Bunn Engineering, dated December 10, 1990, and revised February 4, 1991.

The above-described tract is all that property described on deed recorded in book 501 at page 252, Surry County Registry.

                              EXHIBIT A

                          LEGAL DESCRIPTION



ALL that piece, parcel or tract of land containing 1.056 acres, more or less, situate, lying and being in Centerville Township, School No.? Five, City of Anderson, County of Anderson, State of South Carolina, being more particularly described on that certain plat dated ? 28, 1974 by R. D. Garrison, Reg. L. S. #3972 of record in the Office of the Clerk of Court for Anderson County, S. C. in Plat Book 79 at ? being more particularly described according to said plat as Tract ? BEGINNING at an iron pin 49 feet from the center line and of High ? and 178 and proceeding thence North 54-47 East 223.9 feet to an i? thence North 55-00 East 105.9 feet to an iron pin, thence South 1? East 123.24 feet to an iron pin adjacent to Eskew Circle, thence ? 15-46 East 68.0 feet to an iron pin, thence South 74-14 West 100 to an iron pin, thence North 15-46 West 10 feet to an iron pin, t?? South 58-02-30 West 206.45 feet to an iron pin, thence along U. S. Highway 76 and 178 North 21-26-30 West 130 feet to the point and ?? of beginning, being a portion of the land R. D. Parker died seize ? possessed, leaving as his sole heirs at law his wife, Henrietta G.? and his daughter, Judy Anne Parker, as reference to Probate Roll? in the Office of the Probate Judge for Anderson County will revea? ? of the above property being a portion of the land conveyed unto H. G. Parker by deed of J. Nelson Sellars dated March 26, 1948 of re? aforesaid Clerk's Office in Deed Book 8-H, at Page 498.

     Lease - Acquired from Quincy's Family Steak House

          ALL those two (2) lots of land, situate, lying and being in Centerville Township, County of Anderson, State of South Carolina, being shown and designated as Lot Numbers 17 and 18 on a Plat by James A. Winter, Surveyor, dated August 2-12, 1948, which is of record in the Office of the Clerk of Court for Anderson County, South Carolina, in Plat Book 23 at page 73, and having according to said plat, the following dimensions: East of said lots fronts 77.86 feet on the Southwest side of North Side Drive (now Eskew Circle) and runs back therefrom in parallel lines for a distance of 100 feet and each lot is 77.86 feet in width on its rear line; being bounded on the Northeast by North Side Drive (now Eskew Circle) on the Southeast by lands now or formerly of Ansel Welborn, on the Southwest and Northwest by lands now or formerly of Ralph D. Parker. This being the identical tract of land conveyed unto Wayne
          M. Wiley and Gwendolyn W. Wiley, by Deed of Ralph D. Parker, dated May 21, 1959, which is of ?

                                EXHIBIT A

                            LEGAL DESCRIPTION


All that certain piece, parcel or tract of land, with all improvements thereon, situate, lying and being in School District 5, City and County of Orangeburg, State of South Carolina, and being set forth and shown on a Plat for Quincys 98 Project, prepared by Freeland-Clinkscales & Associates of NC, Inc., dated April 28, 1998, being irregular in shape and bounded and measuring as follows: On the North by the right-of-way of U.S. Highway 301, John C. Calhoun Drive, measuring thereon three hundred twenty-four and two one-hundredths (224.02) feet; on the East by property now or formerly of Clarence F. Evans, measuring thereon one hundred fifty-seven and ten one-hundredths (157.10) feet; on the South by property now or formerly of Salvation Army, measuring thereon two hundred fifty-five and thirty-four hundredths (255.34) feet; on the East again by property now or formerly of the Salvation Army, measuring thereon two hundred and twenty-two hundredths (200.22) feet; on the South again by the right-of-way of Nottingham Street (a/k/a Palmetto Street), measuring thereon sixty-five and three one-hundredths (65.03) feet; and on the West by property now or formerly of Joe M. Albergotti, measuring thereon four hundred eighteen and seventy-hundredths (418.70) feet; all measurements being more or less.

                               EXHIBIT A

                            LEGAL DESCRIPTION


All that certain piece, parcel or lot of land just outside the City of Spartanburg, in the County of Spartanburg, State of South Carolina, on the southeast side of U.S. 221 being the northwest portion of Tract No. 1 as shown on a plat of the property of King Motor Center, dated May 26, 1971, revised April 24, 1972, and recorded in Plat Book 67 at Pages 356-357 in the RMC Office for Spartanburg County. For a more complete and particular description, reference is hereby made to the above referred to plat and record thereof.

                               EXHIBIT A

                           LEGAL DESCRIPTION


ALL that certain piece, parcel or lot of land in the State of South Carolina, County of Pickens, City of Easley, on the south side of U.S. Highway 123 By-Pass, shown and designated as Lot B on a plat of J.A. Pickens, Surveyor, or land of J. Ellis Crawford, dated May 8, 1958, and being more fully described as follows: BEGINNING at an iron pin on highway right-of-way at intersection of an unnamed street opposite the Oates Graveyard; thence with the highway right-of-way N 75-44 E 250 feet to iron pin; thence S 26-30 E 164 feet to iron pin; thence S 71-5 W 248 feet 6 inches to iron pin; thence with the unnamed street N 27-25 W 185 feet to the beginning corner.

ALSO; All that piece, parcel or lot of land in the State of South Carolina, County of Pickens, in the City of Easley, on the south side of U.S. Highway 123 By-Pass, shown and designated as Lot A one plat of property of J. Ellis Crawford made by J. A. Pickens, Surveyor, dated May 8, 1958, and thereon more fully described as follows: BEGINNING at an iron pin on unnamed street separating this property from the Oates Cemetery and other Oates property (which iron pin is S 27-25 E 185 feet from the highway right-of-way); thence
N. 71-5 E 248 feet 6 inches to iron pin; thence S 26-30 E 150 feet to iron pin; thence S 71 W 250 feet to iron pin on unnamed street; thence N 23 W 141 feet 3 inches to iron pin; thence N 27-25 W 8 feet 9 inches to the beginning corner.

Being the same property conveyed to Quincy's Realty, Inc., by deed of record in Book 90, Page 31.

                                  EXHIBIT A

                              LEGAL DESCRIPTION


           Acquired by Deed from Quincy's Family Steak House (1977)

ALL that certain piece, parcel or lot of land situate, lying and ?Centerville Township, School District #5, County of Anderson, State of South Carolina, containing 1.669 acres, more or less, and being particularly shown and designated as Lot "B" on a plat prepared ?? Garrison, Reg. L. S. #3972, dated March 22, 1976, and recorded in ?? Office of the Clerk of Court for Anderson County in Plat Book 81 ? 121, and having the following courses and distances: BEGINNING ? iron pin old situate at the common corner of Lot "B" and Anderson ? District #5, running thence along the right-of-way for South Carolina Highway #28 By-pass, S. 06-24 E., 141.2 feet to an iron pin, running thence N. 89-00 W., 466.6 feet to an iron pin, running thence N. ? 186.7 feet to an iron pin, running thence S. 89-00 E., 571.9 feet ? point of beginning. BEING bounded on the North by Anderson School #5, on the East by South Carolina Highway #28 By-pass, on the South ? Lot Number "A" as shown on said plat, and on the West by Sunset

                                  EXHIBIT "A"

PARCEL I

ALL that piece, parcel or tract of land situate, lying and being in the Tax District No. 1 outside, County of Newberry, State of South Carolina, containing 1.09 acres net of a part included in the Highway, on the southwestern side of U.S. Highway No. 76 being bounded on the northwest by property now or formerly of Mrs. Verna S. Kohn, on the south and southeast by other property owned by Blake P. and David H. Garrett, and on the northeast by the right of way of U.S. Highway No. 76 and having according to a plat of the Property of B.P. and D.H. Garrett, formerly lands of Clara O. Stewart, made by Forest and Lann Enterprises, Inc., dated January 18, 1978 the following metes and bounds, to wit:

BEGINNING at a point in the center line of the right of way of U.S. Highway No. 76 at the corner of property now or formerly of Mrs. Verna S. Kohn and running thence from said center line S. 29-43 W. 41.8 feet to an iron pin on the edge of the right of way of said Highway; thence continuing along the line of said property S. 29-43 W. 350 feet to an iron pin; thence along the line of other property owned by Grantors S. 60-17 E. 150 feet to an iron pin; thence continuing along the line of other property of the grantors N 29-43 E.
232.3 ? ? to a point on the edge of the right of way of U.S. Highway No. 76; thence ?-43 E. 41.8 feet to a point in the center line of said highway; thence with ? center line of U.S. Highway No. 76 N 35-58 E 164.6 feet to the point of beginning.

                                EXHIBIT A

                            LEGAL DESCRIPTION


All that certain piece, parcel or lots of land, situate, lying and being in the State of South Carolina, County of Spartanburg, known and designated as Lots A, B and C, as shown upon plat of Southern Railway System as recorded in Deed Book 46-D at page 285, as an attachment to the deed recorded in Deed Book 46-D at Page 283 in the RMC Office for Spartanburg County. Reference is also made to the deed recorded in Deed Book 46-D at Page 286 in the RMC Office for Spartanburg County. For a more complete and particular description, reference is hereby made to the above referred to deeds and record thereof.

Also, all that certain piece, parcel adjoining Lot C, containing .170 acre as shown upon plat for Southern Railway System as recorded in Deed Book 46-D at Page 289 in the RMC Office for Spartanburg County, South Carolina. For a more complete and particular description, reference is hereby made to the above referred to deeds and record thereof.

                                EXHIBIT A

                            LEGAL DESCRIPTION


Parcel Two:

ALL that piece, parcel or lot of land, situate, lying and being in the State of South Carolina, County of Greenville, located on the southwestern side of White Horse Road, at its intersection with Cartee Drive, containing a total of
1.21 acres according to a Survey prepared for Spartan Food Systems, Inc. by Carolina Surveying Co., dated April 7, 1978, being recorded in the RMC Office for Greenville County in Plat Book 6-O at Page 73 and having, according to said Plat, the following metes and bounds, to-wit:

BEGINNING at a point in Cartee Drive at its intersection with the southwestern side of White Horse Road, and running thence with Cartee Drive S 58-48 W 337.3 feet to a point; thence continuing with Cartee Drive S 77-04 W
12.8 feet to a point in Cartee Drive at the corner of property now or formerly owned by L. S. Spinks; thence with the line of said property N 29-35 W 150 feet to an iron pin at the corner of property now or formerly owned by
L. S. Spinks; thence with the line of said property N 59-27 E 349.6 feet to an iron pin on the southwestern side of White Horse Road; thence with the southwestern side of said road S 27-06 E 5.2 feet to an iron pin; thence continuing with the southwestern side of White Horse Road, S 29-35 E 144.8 feet to a point at the intersection of White Horse Road and Cartee Drive, the point of beginning.

ALSO, that adjoining property described as follows:

Parcel Three:

ALL that piece, parcel or lot of land, situate, lying and being in the State of South Carolina, County of Greenville, lying on the northern side of Cartee Drive, containing 8,426 square feet as shown on a Survey prepared for Spartan Food Systems, Inc. by Carolina Surveying Co., dated December 29, 1978, being recorded in the RMC Office for Greenville County in Plat Book 6-Z at Page 19 and having, according to said Plat, the following metes and bounds, to-wit:

BEGINNING at a nail and cap in Cartee Drive at the corner of property now or formerly owned by Spartan Food Systems, Inc. and running thence with Cartee Drive S 77-04 W 62.6 feet to a nail and cap in said Drive; thence with the line of property now or formerly owned by L. S. Spinks N 29-35 W 131 feet to an iron pin at the corner of property now or formerly owned by L. S. Spinks; thence with the line of said property N 59-27 E 60 feet to an iron pin at the corner of property now or formerly owned by Spartan Food Systems, Inc.; thence with the line of said property S 29-35 E 150 feet to a nail and cap in Cartee Drive, the point of beginning.

                             LEGAL DESCRIPTION


ALL that certain piece, parcel or tract of land situate, lying and being in the County of Greenville, State of South Carolina, located between State Park Road (formerly known as Paris Mountain Road) and Perry Road, containing 1.78 acres, more or less, as shown on plat entitled "Survey for Spartan Food Systems, Inc.", dated August 24, 1978, prepared by Carolina Surveying Company, recorded in the RMC Office for Greenville County in Plat Book 6-T at Page 19 and having such metes and bounds as shown thereon, reference to said plat being made for a more complete description.

TOGETHER with all right, title and interest in that certain sewer agreement made and entered into between E. H. Batson and Spartan Food Systems, Inc., dated September 6, 1978.

THIS is the same property as that conveyed to Quincy's Realty, Inc. by deed of TW Services, Inc., successor corporation of Spartan Food Systems, Inc., by merger, recorded in the RMC Office for Greenville County in Deed Book 1385 at Page 917 on January 17, 1990.

                                 EXHIBIT A

                             LEGAL DESCRIPTION


                The real property located in the City of Columbia,
            County of Lexington, State of South Carolina, more particularly described as follows:

All that certain piece, parcel or tract of land with improvements thereon situate, lying and being in the County of Lexington, near West Columbia, South Carolina containing 1.749 acres and being more particularly shown and delineated on plat of property surveyed for Quincy's of Columbia No. 1, prepared by B. P. Barber & Assoc., Inc., Engineers, dated December 28, 1978. Reference is craved to said plat for a more complete and accurate metes and bounds description of said 1.749 Acre Tract.
                           Plat book 178G - Page 111

ALSO:

All that certain piece, parcel or tract of land with the improvements thereon, if any, situate, lying and being near the City of Columbia, in the County of Lexington, State of South Carolina, the same being shown and delineated as 0.602 Acres on a Plat of 0.602 Acres prepared for Quincy's of Columbia No. 1 by Power Engineering Co., Inc. dated October 3, 1988, last revised October 5, 1988 and recorded in the Office of the R.M.C. for Lexington County, South Carolina in Plat Book 226, at page 190. Reference is craved to said plat for a more complete and accurate metes and bounds description of said 0.602 Acre Tract.

      Being the same property conveyed to Quincy's Realty, Inc. by deed of record in Book 1505 Page [ILLEGIBLE] T.M.S. No. [ILLEGIBLE]
                      & Book 1629, pg. 169                    [ILLEGIBLE]

                                 EXHIBIT A

                            LEGAL DESCRIPTION


All that certain piece, parcel or tract of land, with any improvements thereon, containing 1.361 acres, more or less, situate, lying and being on the Northwest side of U.S. Highway No. 1, near the City of Columbia, in the County of Richland, State of South Carolina. Said tract being more particularly shown and designated as 1/361 acres on a plat prepared for Quincy's of Columbia - No. 3, Spartan Food Systems, Inc., by Carl W. Bostick, R.L.S. of Enwright Associates, Inc., dated August 16, 1979, as revised November 16, 1979, and recorded in the RMC Office for Richland County in Plat Book Y at page 6151. Said tract being bounded on the Southeast by property of Sate Bank and Trust Co. & Rice; on the Northwest by O'Neil Court; on the Northeast by property now or formerly of Rice; and on the Southeast by U. S. Highway No. 1. The aforesaid plat is made a part of this description and reference thereto is craved for specific metes and bounds.

                                     EXHIBIT A

                                 LEGAL DESCRIPTION


All that piece, parcel or lot of land lying within the corporate limits of the City of Sumter, on the northeastern side of Broad Street, County of Sumter, State of South Carolina and being more particularly described as follows:

Beginning at an iron pipe found said iron pipe being on the northeastern side of Broad Street (U.S. 76) also being the southwestern corner of the National Bank of South Carolina (P.B. 88, Pg. 30) and standing N 30DEG.01'47" W for a distance of 180.01 feet from a P.K. Nail found; thence running with Broad Street (U.S. 76) N 30DEG.02'23" W for a distance of 159.85 feet to a point; thence running with a non-exclusive parking easement (P.B. Z-44, Pg. 453) N 59DEG.55'29" E for a distance of 198.56 feet to a point; thence running with Jessamine Mall Property (P.B. Z-44, Pg. 560) S 30DEG.02'23" E for a distance of 159.88 feet to an iron pin set; thence running with the National Bank of South Carolina (P.B. 88, Pg. 30) S 59DEG.56'00" W for a distance of 198.56 feet to the point of beginning. Containing 0.73 acres more or less.

Together with a Non-Exclusive Parking Easement lying within the corporate limits of the City of Sumter, on the northeastern side of Broad Street, County of Sumter, State of South Carolina, and more particularly described as follows:

Beginning at a point on the northeastern side of Broad Street (U.S. 76) also being the terminus of the first course of the above described tract; thence running with Broad Street (U.S. 76) N 30DEG.02'23" W for a distance of
159.85 feet to a P.K. Nail set; thence running with the Jessamine Mall Property (P.B. Z-44, Pg. 560) the following two courses N 59DEG.55'29" E for a distance of 198.56 feet to an iron pin set; thence S 30DEG.02'23" E for a distance of 159.85 feet to a point; thence running with Quincys Realty Inc. (D.B. 500, Pg. 403) S 59DEG.55'29" W for a distance of 198.56 feet to the point of beginning. Containing 0.73 acres more or less.

                            LEGAL DESCRIPTION


     All that certain piece, parcel or tract of land situate, lying and being near the City of Columbia, County of Richland, and the State of South Carolina, said parcel containing 57,537.9 sq. ft. more or less including the parcel described below and being shown and delineated on a survey prepared for Dr. Ambrose G. Hampton, Jr., dated January 23, 1981, by B.P. Barber & Associates as shown on said survey recorded in the Richland County RMC Office in Plat Book Y at page 9845; said parcel having the following metes and boundaries, to wit: Beginning at an iron located approximately 160.57 feet from the corner of Garners Ferry Road and Rosewood Drive Extension, said iron being at the common corner of the South Carolina National Bank parcel and the Quincy's Family Steak House site as shown on said plat, proceed S 39DEG.32'30" E for 201.95 feet, more or less, along the said bank parcel to an iron; thence turning and running S 13DEG.18'30" W 36.41 feet total to an iron; thence turning and running S 77DEG. [ILLEGIBLE] W for 317.51 feet to an iron; thence turning and running N 12DEG.04' W for 210.50 ft. to an iron on the southern edge of the Rosewood Drive Extension right of way; thence turning and running N 77DEG.56' E for 219.81 feet along said Rosewood Drive Extension right of way to an iron; thence turning and continuing along said right of way N 73DEG.28'30" E for 20.19 feet to the iron at the point of beginning, all as more fully shown on said plat.

                                  ALSO

     All that certain piece, parcel or tract of land situate, lying and being in the said city, state and county, said parcel being designated as the "sign parcel" on the plat aforesaid, having the metes and boundaries shown on said plat, fronting 10 feet on the Garner's Ferry Road Right of Way, said parcel being adjacent to and south of the South Carolina National Bank parcel shown on said plat.

                                  ALSO

     A non-exclusive easement in common with the grantor, Dr. Ambrose G. Hampton, Jr. his heirs and assigns, for an underground electrical line or cable, shown on the said plat as a "5 foot wide underground Electrical Easement" adjacent to and just below the southern boundary of the South Carolina National Bank parcel, with the metes and boundaries as shown on said plat. Said easement is located on lands now owned by Dr. Ambrose G. Hampton, Jr.

                            LEGAL DESCRIPTION


          The real property located in the City of Lexington, County of Lexington, State of South Carolina, more particularly described as follows:

     ALL that certain piace, parcel or lot of land, together with the improvements thereon, situate, lying and being in the Town of Lexington, County of Lexington, State of South Carolina, containing 3.29 Acres, more or less; said lot being more particularly shown and delineated on a plat of said property prepared for Leland O. Amick by Shull and Caughman, dated May 9, 1977, and being recorded in the R.M.C. Office for Lexington County in PLAT BOOK 172-C at PAGE 44; and being generally bounded as follows:

On the North, by West Main Street, in the Town of Lexington; on the East, by lands now or formerly of Steele and of Rish; on the South, by lands now or formerly of Shull; and on the West, by lands now or formerly of Harmon and of Caughman.

LESS AND EXCEPT:
All that certain piece, parcel or lot of land, with improvements thereon, situate, lying and being in the County of Lexington, State of South Carolina, being shown as 0.09 acres, more or less, in Tract B located at the corner of Black Avenue and U.S. 1 and 378 highways more specifically described as follows:

Commencing at a point on the south right-of-way of U.S. 1 and U.S. 378 and west entrance in Kroger Sav-on. The point of beginning said point being approximately 133.82 feet from right-of-way of George Street along the right-of-way of U.S. 1 and 378 on a bearing of ? 66DEG.09'30" E for a distance of 57.62 feet, thence continuing along said right-of-way on a bearing of N 63DEG. E '30'25" for a distance of 141.09' to an iron, thence continuing along said right-of-way on a bearing of N 63DEG.16'30" E for a distance of 208.42' to an linn? old?, thence turning and running in a bearing of S 17DEG.32'30" E for a distance of 392.5', thence turning and running on a bearing of S 34DEG.32'43" E for a distance of 63.39', thence turning and running on a bearing of S 08DEG.34'33" W for a distance of 233.58' to a poplar tree, being the point of beginning, thence running on a bearing of W? 08DEG.34'33" E for a distance of 139.68', thence turning and running on a bearing of S 19DEG.01'29" E for a distance of 49.90', thence turning and running on a bearing of S 24DEG.37'28" E for a distance of 30.02', thence turning and running S 43DEG.32'06" W for a distance of 09.70?' to the point of beginning.

LESS AND EXCEPT:

All that certain piece, parcel or tract of land located in Lexington, S.C.
and the county of Lexington being bounded on the north by U.S. Highway #1 (a/k/a West Main Street), on the southeast and east by Quincy's Realty designated as Parcel "A"; on the southeast now or formerly by Frances W. &
E. Pickens.Rish and James C. Steel; on the west by a 66 foot proposed road right of way known as Black Avenue on the northwest now or formerly by Henry
H. Harmon and Robert J. Caughman and being more fully shown on a plat for Quincy's Realty, Inc. and Spartan Realty, Inc. by Pelson Surveying Co. Inc. dated October 11, 1990 and further described beginning at an iron rod on the southern right of way U.S. Highway #1 and approximately 220ft. southeast of U.S. Hwy #1 and U.S. Hwy #378 intersection, then going S 36DEG.55'08" E for a distance of 25.03 ft. along U.S. Hwy. #1 right of way to an iron rod then going S 35 qDEG.40'45" W for a distance of 468.28 ft. to an iron rod, then S 54DEG.19'15" E for a distance of 150.42 ft. to an iron rod, then
S 35DEG.18'47"? for a distance of 65.31 ft. to an iron pipe, then S 38DEG.30'53?" W for a distance of 248.01 ft. to an iron rod, then along the arc of Black Avenue 84.633 ft. to an iron rod, said arc having a chord distance of
84.63 ft. and direction of N 26DEG.27'24" W, then going N 21DEG.57'59" W for a distance of 107.05 ft. to an iron rod, then N 35DEG.59'32" ? for a distance of 292.92 ft., then N 35DEG.40'45" E for a distance of 390.43 ft to an iron rod being the point of beginning.

     Being the same property conveyed to Quincy's Realty, Inc. by deed of record in Book 1505, Page 084 T.M.S. No. 004325-02-019

                             EXHIBIT A

                        LEGAL DESCRIPTION


ALL AND SINGULAR that certain piece, parcel or lot of land situate, lying and being in Socastee Township, Horry County, South Carolina, containing 1.384 acres and is a portion of Tract 3, Deerfield Plantation, Inc., as shown on a map prepared for Spartan Food Systems, Inc., by Culler Land Surveying Co., Inc., by Michael S. Culler, Jr., Registered Land Surveyor, dated April 16, 1982, reference to which is craved as forming a part and parcel hereof.

Said parcel is more particularly described on said map as follows: Beginning at an Iron Pipe, said pipe located at the intersection of the northwesterly margin of the right-of-way of U. S. Highway 17 Frontage Road (hereinafter called "northerly margin"), and the westerly or "southwesterly margin" of the right-of-way of the Entrance Road for Deerfield Shopping Center (hereinafter called "westerly margin"), as shown on said map; thence from said point of beginning with the said northerly margin of the right-of-way of U. S. Highway No. 17 Frontage Road, South 48DEG.44' West 335 feet to an Iron Pipe; thence North 41DEG.16' West 180 feet to an Iron N; thence North 48DEG.44' East 335 feet to a pipe; thence with said westerly margin of the right-of-way of the Entrance Road, South 41DEG.16' East 180 feet to the point of beginning.

                                    EXHIBIT A

                               LEGAL DESCRIPTION


PARCEL 1:

ALL AND SINGULAR that certain piece, parcel or lot of land situate, lying and being Northwest of the City of Myrtle Beach, Horry County, South
Carolina, containing 1.14 acres and being located on the southwestern margin of U.S. Highway No. 501 and as shown on a map prepared by Robert L. Bellamy and Associates, Engineers and Surveyors, by L. J. (Alex) Hester, R.L.S., dated July 27, 1981.

Said parcel is more particularly described on said plat as follows:
Commencing at an Iron O on the southwestern margin of U.S. Highway 501 on the line of lands of Toyota of Myrtle Beach, Inc., said point of beginning being the northwestern corner of the parcel herein described; thence along the margin of U.S. Highway 501, South 47DEG.00' East 150 feet to an Iron N; thence South 43DEG.00' West 329.8 feet to an Iron N on the line of lands of Waccamaw Clay Products Co., Inc.; thence along the line of lands of Waccamaw Clay Products Co., Inc., North 47DEG.02' West 150 feet to an Iron O; thence along the line of lands of Toyota of Myrtle Beach, Inc., as shown on said map, North 43DEG.00' East 329.6 feet to an Iron O, the beginning corner.

Said parcel is bound on said map as follows: Northwest by lands of Toyota of Myrtle Beach, Inc.; Northeast by U.S. Highway 501; Southeast by lands of John Thompson (Nominee); and Southwest by lands of Waccamaw Clay Products Co., Inc.

PARCEL 2: ALL AND SINGULAR that certain piece, parcel or lot of land situate, lying and being in Conway Township, Horry County, South Carolina, containing 0.46 acre as shown on a map prepared by Robert L. Bellamy and Associates, Engineers & Surveyors, by L.J. (Alex) Hester, R.L.S., dated July 27, 1981.

Said parcel is more particularly described on said plat as follows:
Commencing at an Iron N on the northeastern margin of a 66 foot road as shown on said map, on the line of lands of Pine Island Land Investors as shown on said map, said point of beginning being the northwestern corner of the parcel herein described; thence along the line of land of Pine Island Land Investors, North 43DEG.00' East 117.55 feet to an Iron O; thence South 47DEG.02' East 150 feet to an Iron N; thence South 43DEG.00' West 150.96 feet to an Iron N on a 66 foot road; thence along the northeastern margin of said 66 foot road North 34DEG.29' West 153.65 feet to an Iron N, the beginning corner.

Said parcel is bound on said map as follows: Northwest by lands of Pine Island Investors; Northeast by lands of John Thompson (Nominee) (Parcel 1 above); Southeast by lands of Waccamaw Clay Products Co. Inc.; and Southwest by a 66 foot road.

                                   EXHIBIT A

                               LEGAL DESCRIPTION

All that certain piece, parcel or lot of land, situate, lying and being on the east side of Blackstock Road (S.C. Hwy. 295) in the State of South Carolina, County of Spartanburg, known and designated as Lots 7A and 6, on a plat prepared for Margaret H. Yeomans by Gooch and Taylor, Surveyors, dated October 31, 1960 and being more specifically described on plat prepared for Spartan Food Systems, Inc., by Neil R. Phillips, Surveyor, dated January 8, 1983 as follows: Beginning at a point on the east side of Blackstock Road and running thence as follows: N 79-00 E 200.0 ft.; S 1-48 E 150 ft.; S 78-23 W 176.1 ft.; N 11-02 W 150 ft. to the point of beginning.

Also, all that certain piece, parcel or lot of land, situate, lying and being on the east side of Blackstock Road (S.C. Hwy. 295) in the State of South Carolina, County of Spartanburg, known and designated as Lots 7B, 8 and fifteen (15) feet of Lot 9 on a plat prepared for Margaret H. Yeomans by Gooch and Taylor, Surveyors, dated October 31, 1960, and being more specifically described on a plat prepared for Spartan Food Systems, Inc., by Neil R. Phillips, Surveyor dated January 8, 1983 as follows: Beginning at a point on the east side of Blackstock Road and running thence as follows: N 11-02 W 114.8 ft.; N 11-02 W 50 ft.; N 78.23 E 176.1 ft.; S 1-48 E 52.5 ft.;
S 1-48 E 115.0 ft.; S 78-29 W 149.2 ft. to the point of beginning.

                                   EXHIBIT A

                               LEGAL DESCRIPTION

All that certain piece, parcel or tract of land, situate, lying and being in the County of Aiken, State of South Carolina, in North Augusta, County and State aforesaid, and containing 1.30 ACRES, being shown and designated on a plat for Lee E. and Frank W. Cheesborough by Tony L. Carr, RLS, dated November 21, 1977 and recorded in the Aiken County RMC Office in Misc. Book 242, Page 95. Said lot is bounded now or formerly as follows: Northeast by Martintown Road for 140.0 feet; Southeast by property of Julia Mealing for
405.0 feet; Southwest by property of Catherine Mealing for 140.0 feet and Northwest by property of Catherine Mealing for 405.0 feet. For a more specific description, reference should be made to the aforesaid plat which is made a part and parcel hereof.

This is the same property conveyed to Quincy's Realty, Inc. by deed from T.W. Services, Inc., dated December 6, 1989, recorded January 17, 1990, in Deed Book 1148, page 14, Aiken County RMC Office.

Parcel No.: 00-009.0-01-018

                                   EXHIBIT A

                                LEGAL DESCRIPTION


All that certain piece, parcel or lot of land, situate, lying and being within the corporate limits of the Town of Cheraw, Chesterfield County, South Carolina, commencing at an iron at a point on Second Street 151 feet northwest of the intersection of Second Street with Kershaw Street within the said Town (which point also is 0.3 N.W. of joint in sidewalk) and fronting on Second Street for a distance of 150 feet, extending back in a westerly direction, preserving the same width throughout, for a distance of 205.8 feet along the southern boundary line of said lot and 207 feet along the northern boundary line of said lot and being generally bounded as follows: On the North by property of Tommie Lewis; on the East by the right-of-way of Second Street; on the South by property of Avinjack Development Co. and on the West by property of Bertha R. Shaw; all of which will more particularly appear by reference to a Map of Lots to be conveyed to Spartan Food Systems, Inc. by Carl Maness, L.S. on August 18, 1983, and recorded in Plat Book 33, at page 45, in the office of the Clerk of Court for Chesterfield County, subject lot being designated as LOT 3 thereon.

Being the same property conveyed to Quincy's Realty, Inc. by deed of record in Book 316 Page 297 T.M.S. No. 271-013-002-009.

                                   EXHIBIT A

                               LEGAL DESCRIPTION


All that certain tract of land situate in the County of Florence, State of South Carolina containing 1.3087 acres according to a plat prepared for Spartan Food Systems, Inc., by Ervin Engineering Co., Inc., dated September 27, 1983 whereon it is shown as beginning at an iron pin in the Southwestern margin of a frontage road (S-21-498) at a point 15.66 feet Southwest of Interstate Highway 95 right-of-way and running thence along the Southwestern margin of said frontage road South 44DEG.10' East 190 feet to an iron pin; thence turning and running South 45DEG.40' West 305.35 feet to a point; thence turning and running North 46DEG.19' West 179.3 feet to a point; thence turning and running North 43DEG.41' East 312.3 feet to the point of beginning; being bounded on the Northeast by said frontage road; and being bounded on all other sides by land of George Spears. Above mentioned plat is recorded in the office of the Clerk of Court for Florence County in Plat Book 21, page 773.

                                   EXHIBIT A

                                LEGAL DESCRIPTION


All that certain piece, parcel or lot of land situate, lying and being in the City of Gaffney, County of Cherokee, State of South Carolina, fronting 99.96 feet on the southwestern side of S. C. Highway 11, and being more fully shown and delineated on a plat made for Sullivan and Sullivan, Inc., d/b/a Quincy's of Gaffney prepared by Lavender, Smith & Associates, Inc., Land Surveyors and Mappers, dated October 19, 1992 and recorded in Plat Book S-65, Page 10, to which said plat is referred for a more complete and particular description.

                                   EXHIBIT A

                               LEGAL DESCRIPTION


SITUATED in District No. Seven (7) of Knox County, Tennessee, and within the 37th Ward of the City of Knoxville, Tennessee, and being more fully described as follows:

BEGINNING at an iron pin in the Western line of Broadway relocation, said iron pin being located in a Southerly direction 417.5 feet, more or less, from the point of intersection of the Western line of Broadway Relocation and the Southern line of Adair Drive, said iron pin marking common corner between Lots 9 and 10 of the Fountain City Company First Addition to Knoxville; thence from said point of BEGINNING, along the line of Lots 9 and 10, South 70DEG.25' West, 143.25 feet to an iron pin, corner to Henderlight; thence with the line of Henderlight, South 66DEG.25' West, 139.88 feet to an iron pin; thence South 32DEG.12' East, 22.32 feet to an iron pin; thence South 60DEG.43' West. 25 feet to an iron pin in First Creek; thence with First Creek, South 31DEG.21' East, 197.91 feet to an iron pin; thence North 63DEG.50' East, 212.6 feet to an iron pin in the line of Broadway; thence with the line of Broadway, along the arc of a curve to the right, having a chord bearing of North 39DEG.45' West, a chord distance of 33.27 feet to a highway marker; thence continuing with Broadway, North 57DEG.34' East, 40 feet to a highway marker marking the point of intersection of Broadway and Broadway Relocation; thence with Broadway Relocation; three (3) calls and distances as follows: North 21DEG.17' West, 57 feet to a highway marker; thence North 28DEG.21' West, 95.47 feet to a highway marker; thence North 19DEG.15' West, 28 feet to the point of BEGINNING, as shown by survey of Tommy J. Hatmaker, Surveyor, dated July 2, 1981.

                                   EXHIBIT A

                               LEGAL DESCRIPTION


SITUATED in the Nineteenth Civil District of Blount County, Tennessee, within the corporate limits of the City of Maryville, Tennessee, and being more particularly bounded as described as follows:

BEING Lot 1, Subdivision of Lot 1, Foothills Plaza Subdivision, recorded in Small Map File 1-200, in the Register's Office for Blount County, Tennessee, and more particularly described as follows:

BEGINNING at a point on the south right-of-way line of Alcoa-Maryville By-Pass (U. S. 129, Tenn. 115), said point being 85 feet southwest of the said by-pass centerline, said point also being the northwest corner of the property herein described and the northeast corner of a tract owned by CBL & Associates, Inc.; thence along the right-of-way of Alcoa-Maryville By-Pass and to the left with the arc of a curve of radius equals 2949.80 feet, an arc distance of 286.60 feet (Chord = South 39DEG.43'48" East, 286.49 feet) to a concrete monument; thence continuing with said right of way and to the left with the arc of a curve with radius equals 2949.80 feet, an arc distance of
103.41 feet (Chord = 43DEG.40'23" East, 103.41 feet); thence leaving said right-of-way South 35DEG.14' West, 355.97 feet; thence North 43DEG.34" West,
390.00 feet to a point in the boundary of property now or formerly owned by George Lambert; thence with said Lambert property line North 36DEG.26' East,
180.66 feet to a point; thence along the property of CBL & associates, Inc. North 35DEG.27' East, 193.87 feet to the POINT OF BEGINNING, containing 3.15 acres, more or less. (Bearing and distances are based on the Tennessee Grid Coordinate System.)

BEING the same property conveyed to Quincy's Realty, Inc., a Delaware corporation, from TW Services, Inc., a Delaware corporation, successor corporation to Spartan Food Systems, Inc. by merger, dated December 6, 1989, of record in Deed Book 513, Page 418, in the Blount County Register's Office.

                                   EXHIBIT A

                                LEGAL DESCRIPTION


Located in Union County, North Carolina. BEGINNING at an old nail in the right of way limit of U.S. Highway #74, and in the Carl Wiggins line and running thence with the right of way limit of U. S. Highway #74, N. 36-18-50 W
242.45 feet to a nail in the South old road line of N.C. Highway #200, and running thence with said old road line N. 49-58-40 E. 344.55 feet to an iron in said old road line; thence S. 15-59-40 E. 286.52 feet to an old iron; thence S. 54-31-30 W. 141.16 feet to an old iron; thence S. 23-27 E. .51 feet to an old iron; thence S. 55-02-25 W. 102.78 feet to the point of BEGINNING.

                                   EXHIBIT A

                                LEGAL DESCRIPTION


Beginning at an iron pipe at the southernmost corner of the property of Hattie L. White as the [ILLEGIBLE] is more particularly described in deeds recorded in Deed Book 707 at Page 233 and in Deed Book 348 at Page 77, Duncombe County Public Registry, which iron pipe is in the line of that tract described as Tract #2 in that deed from H.K. Butterworth and wife, to Alan Butterworth, et al. dated January 2, 1970 and recorded in Deed Book 1012 at Page 319 in said Registry; and runs from said beginning point thus established with the southwest line of the lot of Hattie L. White, North 30DEG.45'00" West 150.00 feet to an iron pipe set in the southern margin of Fairview Street; and runs thence with the said margin of Fairview Street South 60DEG.45'00" West 200.00 feet to a railroad spike set in the intersection of Fairview Street and Hendersonville Road, the northwest corner of Lot 1 of Block 3 of a plat of Biltmore Park, recorded in Plat Book 154 at Page 19 in said Registry; runs thence along the pavement and parallel to the sidewalk on Hendersonville Road, South 30DEG.45'00" East 300.00 feet to a railroad spike set in the paving of Hendersonville Road, the southwest corner of Lot 3 of Block 3 of said plat; runs thence with the Southern line of Lots 3 and 8 of said plat, North 60DEG.45'00" East 214.00 feet to an iron pipe, southernmost corner of the property of Donald C. Decker described in Deed Book 937 at Page 606 in said Registry; runs thence North 30DEG.43'00" West
75.00 feet to an iron pipe, the westernmost corner of the property of Brenda Drye described in Deed Book 1101 at Page 740 in said Registry; and runs thence North 41DEG.16'10" West 76.65 feet to the beginning.

ALSO THE FOLLOWING LANDS:

BEING all of Lots A, B, C, and D as shown on a plat recorded in Plat Book 60, Page 99, Buncombe County Registry.

                                    EXHIBIT A

                                 LEGAL DESCRIPTION


The North 44 feet of Lot 11, Block A, and Lots 12 through 14, Block A, and the North 44 feet of Lot 13, Block B, and Lots 14 through 16, Block B, and the North 44 feet of Lot 5, Block B, and Lots 26 through 28, Block B, and that portion of vacated Jean Street between the North 44 feet of Lot 11, Block A, and Lots 12 through 14, Block A, and the North 44 feet of Lot 13, Block B, and Lots 14 through 16, Block B, ROBERTA PARK SUBDIVISION, as per map in Map Book 6, Page 246, Public Records of Volusia County, Florida.

To reach the point of beginning, commence at the Northwest Corner of Section 35, T-16-N, R-17-E, Montgomery County, Alabama, and run South, 442.21 feet to a point on the South Right-of-Way of the Southern Bypass; thence run along said South Right-of-Way, South 78DEG.11' East, 130.47 feet to the point of beginning; thence continue along said South Right-of-Way South 78DEG.11' East, 211.20 feet to a point; thence leaving said Right-of-Way South 11DEG.49' West, 250.0 feet to a point; thence South 78DEG.11' East, 92.44 feet to a point; thence South 11DEG.49' West, 63.32 feet to a point; thence North 76DEG.56' West, 241.07 feet to a point; thence North 00DEG.24' East,
315.0 feet to the point of beginning.

Said parcel lying in the Northwest Quarter of Section 35, T-16-N, R-17-E, Montgomery County, Alabama.

TOGETHER WITH a temporary thirty foot (30') slope easement being described as follows:

To reach the point of beginning, commence at the Northwest Corner of Section 35, T-16-N, R-17-E, Montgomery County, Alabama, and run South, 442.21 feet to a point on the South Right-of-Way of the Southern ByPass; thence run along said South Right-of-Way, South 78DEG.11' East, 130.47 feet;
thence leaving said South Right-of-Way, run South 00DEG.24' West,
315.00 feet to the point of beginning; thence from said point of beginning continue South 00DEG.24' West, 30.00 feet; thence South 76DEG.56' East,
281.78 feet; thence North 11DEG.49'
East, 29.28 feet; thence North 76DEG.56' West, 287.72 feet to the point of beginning. Said easement lying in the Northwest Quarter of Section 35, T-16-N, R-17-E, Montgomery County, Alabama. Grantee shall use said easement for the purpose of filling with good material to slope from the finished grade of the above described property. Grantee, its successors and assigns, agrees to release this slope easement at such time that another user of said property in the rear fills slope easement area to elevation of finished grade of said property.

TOGETHER WITH a non-exclusive easement for ingress and egress of both vehicular and pedestrian traffic upon, over and across the following described property:

To reach the point of beginning at the Northwest Corner of Section 35, T-16-N, R-17-E, Montgomery County, Alabama, and run South, 442.21 feet to a point on the South Right-of-Way of the Southern ByPass; thence run along said South Right-of-Way, South 78DEG.11' East, 341.67 feet to the point of beginning; thence South 78DEG.11' East, 25.0 feet to a point;
thence leaving said Right-of-Way South 11DEG.49' West, 250.0 feet to a point on the property described and conveyed hereinabove; thence North 78DEG.11' West, 25.0 feet along the property line of the property described and conveyed hereinabove, to a point; thence North 11DEG.49' East along the property line of the property described and conveyed hereinabove,
250.0 feet to the point of beginning.

                                   EXHIBIT A-1

                                 LEGAL DESCRIPTION


COMMENCING AT THE NORTHEAST CORNER OF SECTION 11, TOWNSHIP 1 SOUTH, RANGE 30 WEST, ESCAMBIA COUNTY, FLORIDA; THENCE RUN SOUTH ALONG THE EAST LINE OF
SECTION 11 FOR 101.68 FEET; THENCE RUN NORTH 89DEG.48'00" WEST ALONG THE SOUTH RIGHT-OF-WAY LINE OF NINE MILE ROAD (U.S. ALTERNATE 90, 200' R/W) FOR
889.17 FEET TO THE POINT OF BEGINNING; THENCE CONTINUE NORTH 89DEG.48'00" WEST FOR 111.58 FEET; THENCE RUN SOUTH 0DEG.20'27" EAST FOR 268.0 FEET; THENCE RUN SOUTH 89DEG.48'19" EAST FOR 283.05 FEET; THENCE RUN NORTH 0DEG.13'39" WEST FOR 130.0 FEET; THENCE RUN NORTH 89DEG.48'00" WEST FOR
172.00 FEET; THENCE RUN NORTH 0DEG.13'39" EAST FOR 137.97 FEET TO THE POINT OF BEGINNING.

                                   EXHIBIT B

                             UNCONDITIONAL GUARANTY


      The Western Sizzlin Corporation, a Delaware corporation ("Guarantor"), absolutely and irrevocably guarantees and promises to pay to FFCA Acquisition Corporation, a Delaware corporation ("Lessor"), any and all amounts which may or at any time be due to Lessor pursuant to the Lease (the "Lease") dated as of June 8, 2000 between Lessor and Guarantor, as assigned by Guarantor to Western Sizzlin Stores of Virginia, Inc., a Virginia corporation ("Lessee"). Guarantor also unconditionally guarantees the full and timely performance of all obligations to be performed by Lessee under the Lease.

      The obligations of Guarantor under this Guaranty are primary and independent of the obligations of Lessee, and a separate action or actions may be brought and executed against Guarantor whether or not such action is brought against Lessee and whether or not Lessee be joined in such action or actions. This is an absolute and unconditional guaranty of payment and performance and not of collection and Guarantor unconditionally waives and agrees not to assert any and all rights, benefits and defenses which might otherwise be available under applicable laws which might operate, contrary to Guarantor's agreements in this Guaranty, to limit Guarantor's liability under, or the enforcement of, this Guaranty.

      This Guaranty is a continuing guaranty, and the obligations, undertakings and conditions to be performed or observed by Guarantor under this Guaranty shall not be affected or impaired by reason of the happening from time to time of any event or circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor, indemnitor or surety under the laws of the State of Arizona or any other jurisdiction.

      This Guaranty shall be deemed to be a contract made under and governed by the internal laws of the State of Arizona, without regard to its principles of conflicts of law. All of Lessor's rights and remedies under the Lease and this Guaranty are intended to be distinct, separate and cumulative and no such right and remedy is intended to be in exclusion of or a waiver of any of the others. This Guaranty is solely for the benefit of Lessor, its successors and assigns and is not intended to nor shall it be deemed to be for the benefit of any third party, including, without limitation, Lessee. If any provision of this Guaranty is unenforceable, the enforceability of the other provisions shall not be affected and they shall remain in full force and effect.

Dated as of June    , 2000.


                                       THE WESTERN SIZZLIN CORPORATION
                                       a Delaware corporation



                                       By ____________________________________
                                       Printed Name __________________________
                                       Its ___________________________________

                                    EXHIBIT A

                             DESCRIPTION OF PROPERTIES

                                  EXHIBIT A-1

                              LEGAL DESCRIPTIONS